UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒                Filed by a party other than the Registrant  ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
May 19, 2020
Dear fellow stockholders:
On behalf of the Board of Directors, it is my pleasure to invite you to Dell Technologies Inc.’s 2020 Annual Meeting of Stockholders. The meeting will be held virtually on Monday, June 29, 2020, at 10:00 a.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2020, where you will be able to listen to the meeting live, submit questions and vote online.
You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice via the internet regarding the availability of the proxy statement, our annual report on Form 10-K for the fiscal year ended January 31, 2020 and other relevant materials. This electronic process is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.
You may visit http://investors.delltechnologies.com to access various web-based reports, executive messages and timely information about Dell Technologies’ global business.
Whether or not you plan to attend the annual meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.
If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.
Sincerely,
Michael S. Dell
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Dell Technologies Inc.:
NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of Dell Technologies Inc., or Dell Technologies, will be held virtually on Monday, June 29, 2020, at 10:00 a.m., Central Time. The annual meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2020, where you will be able to listen to the meeting live, submit questions and vote online. The annual meeting is being held for the following purposes:

1.	To elect to the Board of Directors the six nominees for Group I director and the nominee for Group IV director as specified in the accompanying proxy statement

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 29, 2021

3.	To approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in the accompanying proxy statement
In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

The holders of record of Dell Technologies’ outstanding common stock as of the close of business on May 4, 2020, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.
We encourage you to access the annual meeting before the start time of 10:00 a.m., Central Time, on June 29, 2020. Please allow ample time for online check-in, which will begin at 9:45 a.m., Central Time, on June 29, 2020. A complete list of stockholders entitled to vote at the annual meeting will be available on the annual meeting website set forth above using the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.
This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 31, 2020, which is our annual report to stockholders for our 2020 fiscal year.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If a bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.
By Order of the Board of Directors
Richard J. Rothberg
Secretary

May 19, 2020

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend Dell Technologies’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under New York Stock Exchange rules, if you hold your shares in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors) or Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in the accompanying proxy statement) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.
We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” beginning on page 4 of the accompanying proxy statement.

2020 ANNUAL MEETING OF STOCKHOLDERS
___________________

PROXY STATEMENT
___________________

DELL TECHNOLOGIES INC.
___________________

PROXY STATEMENT SUMMARY

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 31, 2020.
The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 19, 2020. On or about May 26, 2020, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Dell Technologies,” “we,” “us,” “our” and “Company” in this proxy statement refer to Dell Technologies Inc.
Annual Meeting of Stockholders

● Date:	Monday, June 29, 2020
● Time:	10:00 a.m., Central Time
● Record Date:	May 4, 2020
● Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DELL2020, where you will be able to listen to the meeting live, submit questions and vote online.
● Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Call the number on
your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.
See instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.
Meeting Proposals and Voting Recommendations

Meeting Proposals	Board Recommendation	Page
Election of the six nominees for Group I director and the nominee for Group IV director as specified in this proxy statement	FOR ALL NOMINEES	14
Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2021	FOR	33
Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	35
Of the seven director nominees, six nominees will be elected as Group I directors by the holders of the shares of all outstanding series of our common stock, voting together as a single class. The remaining director nominee will be elected as the Group IV director by the holders of our outstanding Class C common stock, voting separately as a series. The holders of the shares of all outstanding series of our common stock will vote together as a single class on all other proposals to be voted on at the meeting.
Director Nominees (Proposal 1)
The Board of Directors is asking all holders of record of our Class A common stock, Class B common stock and Class C common stock as of the close of business on May 4, 2020 to vote “FOR” the election of each of the six Group I director nominees listed below. The Board of Directors is also asking holders of our Class C common stock to vote “FOR” the election of the Group IV director nominee listed below. Each nominee will be elected for a term commencing on the date of the nominee’s election and ending on the date on which the nominee’s successor is elected and qualified.
Each Group I director nominee currently serves as a member of the Board of Directors as a Group I director. The Group IV director nominee currently serves as a member of the Board of Directors as a Group I director. Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Director Group	Age	Director Since	Independent	Current Committee Membership
Michael S. Dell Chairman and Chief Executive Officer of Dell Technologies Inc.	I	55	2013		● Nominating and Governance (Chair)
					● Executive (Chair)
David W. Dorman	I	66	2016	✓	● Audit
Founding Partner of Centerview Capital Technology					● Nominating and Governance
Egon Durban Co-CEO of Silver Lake	I	46	2013		● Nominating and Governance
					● Executive
William D. Green	I	66	2016	✓	● Audit (Chair)
Former Chairman of Accenture plc
Ellen J. Kullman	IV	64	2016	✓	● Audit
President and Chief Executive Officer of Carbon, Inc.

Nominee and Principal Occupation	Director Group	Age	Director Since	Independent	Current Committee Membership
Simon Patterson	I	47	2013
Managing Director of Silver Lake
Lynn M. Vojvodich	I	52	2019	✓
Former Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc.
Independent Registered Public Accounting Firm (Proposal 2)
The Board of Directors is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for our fiscal year ending January 29, 2021. All PwC fees incurred in connection with professional services rendered to Dell Technologies during our fiscal year ended January 31, 2020 and our fiscal year ended February 1, 2019 are summarized under “Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.”
Say-on-Pay (Proposal 3)
The Board of Directors is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 38. The Nominating and Governance Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.
Stockholder Proposals for 2021 Annual Meeting of Stockholders

•	Deadline for stockholder proposals to be included in our 2021 proxy statement: January 26, 2021

•	Deadline for proposed business and nominations for director that will not be included in our 2021 proxy statement: March 1, 2021 – March 31, 2021
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders To Be Held on Monday, June 29, 2020:
The accompanying notice of Annual Meeting of Stockholders, proxy statement, form of proxy card and Dell Technologies Annual Report on Form 10-K for the fiscal year ended January 31, 2020 are available electronically on our website at http://investors.delltechnologies.com under the
News & Events – Upcoming Events section and at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following summary answers some questions you may have about the annual meeting. This summary may not address all of the questions that could be important to you. You will find more detailed information elsewhere in this proxy statement, including the definitions of selected capitalized terms set forth in Annex A to this proxy statement, and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?

A:
You are receiving these materials in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2020 Annual Meeting of Stockholders, which will take place on Monday, June 29, 2020, at 10:00 a.m., Central Time. As a stockholder as of the close of business on May 4, 2020, which is the record date fixed by the Board of Directors, you are invited to attend the online annual meeting and are entitled and urged to vote your shares on the proposals described in this proxy statement for which you are entitled to vote.

Q:	What information is contained in these materials?

A:	These materials include

•	our notice of the annual meeting of stockholders;

•	our proxy statement for the annual meeting, which contains information about the proposals to be voted on at the annual meeting, the voting process and other required information; and

•
our annual report on Form 10‑K for our fiscal year ended January 31, 2020, or Fiscal 2020, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a full set of printed versions of these materials by mail, these materials also should have included a proxy card or voting instruction form.
Our annual report to stockholders is not deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:
As permitted by the rules of the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials, or Notice, by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a printed or e-mail copy of the proxy materials (free of charge), you should follow the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, how to attend the annual meeting and access the complete list of stockholders entitled to vote at the meeting during the meeting, and how to vote online at the annual meeting.

Q:	Why did some stockholders not receive a Notice in the mail?

A:	Some Dell Technologies stockholders, including stockholders who previously have requested to receive paper copies, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website hosting the proxy materials and a link to the proxy voting website.

Q:	How do I access the materials for the annual meeting or request a paper or electronic copy of the materials if I received a Notice?

A:
The Notice you received from Dell Technologies or your bank, brokerage firm or other nominee provides instructions regarding how to view Dell Technologies’ proxy materials for the annual meeting online. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16 digit control number contained in your Notice. The proxy statement and Dell Technologies’ annual report on Form 10-K for Fiscal 2020, which is our annual report to stockholders for the fiscal year, are also available electronically on our website at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.

A paper or e-mail copy of the materials may be requested (free of charge) using one of the methods described in the Notice.

Q:	What proposals will be voted on at the annual meeting?

A:	Stockholders will vote on three proposals at the annual meeting:

•
Proposal 1 – To elect to the Board of Directors the six Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee as specified in this proxy statement

•	Proposal 2 – To ratify the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 29, 2021

•	Proposal 3 – To approve named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, which we refer to as the “Say-on-Pay” proposal

Q:	How does the Board of Directors recommend that I vote on these proposals?

A:	The Board of Directors unanimously recommends that you vote your shares:

•	“FOR” the election of the six Group I director nominees and, with respect to holders of our Class C common stock, the Group IV director nominee, as described in Proposal 1

•	“FOR” the ratification of the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 29, 2021, as described in Proposal 2

•	“FOR” approval of named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, as described in Proposal 3

Q:	Who is entitled to vote at the annual meeting?

A:
Holders of record of our Class A common stock, Class B common stock and Class C common stock as of the close of business on May 4, 2020, which is the record date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting with respect to the election of the Group I director nominees in accordance with Proposal 1 and with respect to Proposals 2 and 3. Only holders of record of our Class C common stock as of the record date for the annual meeting are entitled to vote their shares at the annual meeting with respect to the election of the Group IV director nominee in accordance with Proposal 1.

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the annual meeting may e-mail our Investor Relations department at investor_relations@dell.com or call our Investor Relations department at (512) 728-7800 to schedule an appointment. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/DELL2020 and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice.

Q:	What constitutes a quorum for the annual meeting?

A:
To conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies. The holders of record of issued and outstanding shares of Dell Technologies common stock representing a majority of the voting power of all issued and outstanding shares of common stock entitled to vote at the meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

Q:	How many shares may be voted at the annual meeting?

A:	As of the record date for the annual meeting, an aggregate of 739,842,194 shares of Dell Technologies common stock are outstanding and entitled to vote at the meeting.
Dell Technologies has issued and outstanding shares of three series of common stock entitled to vote at the annual meeting:

•	Class A common stock, of which 384,538,823 shares are outstanding as of the record date

•	Class B common stock, of which 101,685,217 shares are outstanding as of the record date

•	Class C common stock, of which 253,618,154 shares are outstanding as of the record date

Our Class C common stock is listed on the New York Stock Exchange, or the NYSE, and is registered under Section 12 of the Securities Exchange Act of 1934, or the Exchange Act. No other series of our common stock is listed on the NYSE or registered under the Exchange Act.

Q:	What shares may I vote and what are the voting rights of the holders of Dell Technologies’ common stock?

A:	You may vote all of the shares of Dell Technologies’ common stock owned by you as of the close of business on the record date.

•	Each share of Class A common stock is entitled to ten votes per share.

•	Each share of Class B common stock is entitled to ten votes per share.

•	Each share of Class C common stock is entitled to one vote per share.

Stockholders are not entitled to cumulate their votes in the election of directors.
The holders of outstanding shares of common stock of all outstanding series of common stock will vote together as a single class on the election of the Group I director nominees in accordance with Proposal 1 and on Proposals 2 and 3. Holders of our Class C common stock will vote separately as a series on the election of the Group IV director nominee in accordance with Proposal 1.

The following table summarizes the percentage of the total votes entitled to be cast at this annual meeting by the holders of each outstanding series of common stock:

Series of Common Stock	% of Total Votes Entitled to be Cast by Series
Class A	75.1%
Class B	19.9%
Class C	5.0%

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Dell Technologies common stock depends on how you hold your shares:

•
Stockholder of record: If you hold shares directly in your name on records maintained by Dell Technologies’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, the proxy materials or Notice have been sent directly to you by Dell Technologies, and you may submit a proxy and vote those shares in the manner described in this proxy statement.

•
Beneficial owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares, using one of the methods described on the voting instruction form.

Q:	May I attend the annual meeting? What do I need in order to attend the meeting?

A:
The annual meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/DELL2020. To access the annual meeting, you will need the 16 digit control number included on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 10:00 a.m., Central Time, on June 29, 2020. Please allow ample time for online check-in, which will begin at 9:45 a.m., Central Time, on June 29, 2020.

Q:	Why is the annual meeting a virtual, online meeting?

A:
By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	How may I vote my shares at the virtual annual meeting?

A:
If you hold shares of Dell Technologies common stock as the stockholder of record, you have the right to vote those shares at the annual meeting. If you are a beneficial owner and hold shares of Dell Technologies common stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/DELL2020 in order to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice.

We encourage you to access the meeting before the start time of 10:00 a.m., Central Time, on June 29, 2020. Please allow ample time for online check-in, which will begin at 9:45 a.m., Central Time, on June 29, 2020.
Even if you plan to attend the virtual annual meeting, we encourage you to submit a proxy card or voting instruction form for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:	How may I vote my shares without attending the annual meeting?

A:	Even if you plan to attend the virtual annual meeting, we encourage you to submit a proxy or voting instructions before the annual meeting by the method or methods described below:

•
If you received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16 digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•
If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16 digit control number set forth in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•
If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16 digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?

A:
If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on Sunday, June 28, 2020.

If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?

A:
Yes. Stockholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Corporate Secretary of Dell Technologies requesting that your prior proxy be revoked (see instructions below).

•	Stockholders of record: If you are a stockholder of record, you may revoke a proxy by:

•	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

•	submitting a later proxy via the internet or by telephone before 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on June 28, 2020;

•	providing written notice of your revocation to our Corporate Secretary at Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary; or

•	voting your shares online at the annual meeting.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy you submit will be counted.

•	Beneficial owners: If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

•	submitting new voting instructions in the manner stated in the voting instruction form; or

•	voting your shares at the annual meeting through the online voting platform under a legal proxy from your bank, broker or other nominee.

Q:	How do I elect to receive future proxy materials electronically?

A:
If you received a paper copy of the proxy materials or the Notice, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:
If your shares are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of record: If you submit a proxy to Dell Technologies but do not indicate any voting instructions, your shares will be voted as follows:

•	“FOR” the election of each nominee for Group I director and the nominee for Group IV director as described in Proposal 1

•	“FOR” Proposal 2 (ratification of appointment of independent registered public accounting firm)

•	“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)

If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.

•
Beneficial owners: A bank, brokerage firm or other nominee that holds shares for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered to be “routine” in nature. Proposal 2 (ratification of appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending January 29, 2021) is the only proposal to be acted on at the annual meeting that will be considered routine. Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are considered “non-routine.” The non-routine proposals for the annual meeting consist of Proposal 1 (election of directors) and Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement).

Consequently, if you hold your shares of Dell Technologies common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors) or Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” on the non-routine proposals (Proposals 1 and 3) and will not affect the outcome of the vote for such proposals (see below for a further discussion of broker non-votes). If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors) and Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), you must instruct your bank, brokerage firm or other nominee how to vote your shares.

Q:	What vote is required to approve each of the proposals?
A:    The voting requirements for approval of the proposals at the annual meeting under Delaware corporate law and the Dell Technologies certificate of incorporation and bylaws, assuming a quorum is present or represented by proxy at the meeting, are as follows:

Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors	No
Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	Yes
Proposal 3: Advisory vote to approve named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	No

Q:	What effect do abstentions and broker non-votes have for purposes of determining whether a quorum is present and for purposes of determining the outcome of the proposals?

A:	If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.
The effect of abstentions and broker non-votes on the outcome of the proposals will vary with the proposal:

•
Abstentions: Abstentions will have no effect on the outcome of the vote on Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm) and Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement).

•
Broker non-votes: There are not expected to be any broker non-votes with respect to voting on Proposal 2 (ratification of appointment of independent registered public accounting firm). Broker non-votes will have no effect on the outcome of the vote on Proposal 1 or Proposal 3. A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the proposal, (2) the proposal being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of Dell Technologies common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because this proposal is considered routine. A nominee, however, is not entitled to vote the shares it holds for a beneficial owner on any non-routine proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on, or your nominee abstains with respect to, Proposal 2, your shares will constitute broker non-votes with respect to Proposals 1 and 3, because these are non-routine proposals.

Q:	How will the voting power of shares held by our principal stockholders affect approval of the proposals being voted on at the annual meeting?

A:
Our principal stockholders have the ability to ensure approval of all of the proposals to be voted on at the annual meeting, except the election of the Group IV director nominee in accordance with Proposal 1. Only holders of our outstanding Class C common stock will be entitled to vote for the election of the Group IV nominee.

As indicated above, each share of Class A common stock is entitled to ten votes, each share of Class B common stock is entitled to ten votes and each share of Class C common is entitled to one vote. As of the record date for the annual meeting, Michael S. Dell and the other MD stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 52.0% of the outstanding shares of our common stock, including approximately 99.8% of the outstanding Class A common stock, representing approximately 75.0% of the total voting power of the outstanding shares of all outstanding series of common stock. By reason of their ownership of such Class A common stock, the MD stockholders generally have the ability to approve any matter submitted to the vote of all of the outstanding shares of our common stock, voting together as a single class. As a result, the MD stockholders have the ability:

•	to elect the directors nominated for election as Group I directors at the annual meeting; and

•	to determine the outcome of Proposals 2 and 3.

As of the record date for the annual meeting, certain investment funds affiliated with Silver Lake and the other SLP stockholders (as defined in Annex A to this proxy statement) beneficially owned, in aggregate, approximately 13.7% of the outstanding shares of our common stock, including all of the Class B common stock, representing approximately 19.9% of the total voting power of the outstanding shares of all outstanding series of common stock.
Under their respective stockholders agreements with Dell Technologies described in this proxy statement, each of the MD stockholders and the SLP stockholders are obligated to vote in favor of each Group I director nominated by the MD stockholders or the SLP stockholders.

Q:	What happens if additional matters are presented at the annual meeting?

A:
If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. As of the date of this proxy statement, other than the proposals described in this proxy statement, the Company has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc. will count the votes for the annual meeting. A representative or agent of Broadridge Financial Solutions, Inc. will certify the votes as the inspector of election.

Q:	Where can I find the voting results of the annual meeting?

A:
Dell Technologies will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Dell Technologies files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:
Dell Technologies will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of Dell Technologies or its subsidiaries, without additional compensation. Dell Technologies will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K available electronically?

A:
Yes. Copies of the proxy materials for the annual meeting and Dell Technologies’ annual report on Form 10-K for Fiscal 2020 are available without exhibits at http://investors.delltechnologies.com under the News & Events – Upcoming Events section. Copies of the proxy materials and our annual report on Form 10-K for Fiscal 2020 are available with exhibits at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov.

Q:
How may I propose matters for inclusion in Dell Technologies’ proxy materials for the 2021 annual meeting of stockholders or for consideration at the 2021 annual meeting of stockholders, and what are the deadlines?

A:
For information on how to propose matters for inclusion in Dell Technologies’ proxy materials for the 2021 annual meeting of stockholders or for consideration at the 2021 annual meeting of stockholders without inclusion in our proxy materials, and for the specification of the applicable deadlines, see “Additional Information – Stockholder Proposals for Next Year’s Annual Meeting.”

Q:	What is “householding” and how does it affect me?

A:
For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information – Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Dell Technologies’ principal executive offices?

A:	The mailing address of Dell Technologies’ principal executive offices is One Dell Way, Round Rock, Texas 78682.

Q:	Who can help answer my other questions or help me if I need other assistance?

A:
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the proxy card, please contact Investor Relations at investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our stockholders are being asked to vote for the election of Michael S. Dell, David W. Dorman, Egon Durban, William D. Green, Simon Patterson and Lynn M. Vojvodich to the Board of Directors as Group I directors, and for the election of Ellen J. Kullman to the Board of Directors as the Group IV director. Each director nominee is currently serving as a member of our Board of Directors.
Each of the six Group I director nominees was elected to the Board of Directors at the 2019 annual meeting of stockholders and is currently serving as a Group I director. The Group IV director nominee was also elected to the Board of Directors at the 2019 annual meeting of stockholders and is currently serving as a Group I director.
Class C Vote for Group IV Director
This annual meeting is the first annual meeting of our stockholders at which holders of the Class C common stock, voting separately as a series, will elect the Group IV director. We added this voting provision to our certificate of incorporation in connection with the transaction, which we refer to as the Class V transaction, that we completed on December 28, 2018. In the Class V transaction, we paid $14 billion of cash and issued 149,387,617 shares of our Class C common stock, which was newly listed on the NYSE, in exchange for all outstanding shares of our Class V common stock. In connection with that transaction, we agreed to implement certain enhancements to our corporate governance that include the right of our Class C stockholders to vote for a director independently from the holders of our other outstanding series of common stock.
On the recommendation of the Nominating and Governance Committee, the Board of Directors has unanimously nominated Ellen J. Kullman for election as the Group IV director because of the perspective the nominee brings to corporate governance from her extensive experience as a senior executive, including as a chief executive officer, and her board and committee service as an independent director of Dell Technologies and other major public companies.
Director Groups

The Board of Directors is currently composed of seven members, each of whom is a Group I director under the terms of our organizational documents.
Under our certificate of incorporation, the number of Group I directors may be no fewer than three or more than 20 directors and will be determined in accordance with our bylaws. The bylaws provide that the number of directors will be fixed by resolution of the Board and may be no fewer than three directors or more than 21 directors, provided that the number of Group I directors may be no fewer than three directors or more than 20 directors and there shall be one director acting as a Group IV director.
Elections of the members of the Board of Directors are held annually at the annual meeting of stockholders. Each director is elected for a term commencing on the date of such director’s election and ending on the date on which the director’s successor is elected and qualified.
Under the certificate of incorporation, each Group I director is elected annually by the holders of all series of our outstanding common stock, voting together as a single class. As described above, beginning with this annual meeting of stockholders, the Group IV director is elected annually by the holders of Class C common stock, voting separately as a series.
Stockholder Arrangements

Certain stockholders have rights to nominate directors and obligations to vote for director nominees under the stockholders agreements described below entered into in connection with the Class V transaction referred to above.

Stockholder Rights to Nominate Directors – Effective as of December 25, 2018, Dell Technologies and certain of its wholly-owned subsidiaries entered into a stockholders agreement, referred to as the MD Stockholders Agreement, with the MD stockholders (as defined in Annex A to this proxy statement), and into a stockholders agreement, referred to as the SLP Stockholders Agreement, with the SLP stockholders (as defined in Annex A to this proxy statement) and other named stockholders. We refer to the MD Stockholders Agreement and the SLP Stockholders Agreement as the Sponsor Stockholders Agreements.
Under the Sponsor Stockholders Agreements, each of the MD stockholders and the SLP stockholders have the right to nominate a number of individuals for election as directors which is equal to (1) in the case where the MD stockholders and the SLP stockholders beneficially own more than 70% of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board of Directors (and any vacancy thereon) who are not members of the Audit Committee, or (2) in the case where the MD stockholders and the SLP stockholders beneficially own 70% or less of the total voting power for the regular election of directors, the percentage of (x) the total voting power for the regular election of directors beneficially owned by the MD stockholders or by the SLP stockholders, as the case may be, multiplied by (y) the number of directors then on the Board of Directors (and any vacancy thereon), in each case rounded up to the nearest whole number. Further, so long as the MD stockholders or the SLP stockholders each beneficially own at least 5% of all outstanding shares of the common stock entitled to vote generally in the election of directors, each of the MD stockholders or the SLP stockholders, as applicable, are entitled to nominate at least one individual for election to the Board of Directors as a Group I director. Of the Group I director nominees proposed for election at this annual meeting, Mr. Dell, Mr. Patterson and Ms. Vojvodich have been designated for nomination by the MD stockholders and Mr. Durban has been designated for nomination by the SLP stockholders.
The SLP Stockholders Agreement provides that, so long as the MD stockholders and the MSD Partners stockholders (as defined in Annex A to this proxy statement) beneficially own, in the aggregate, common stock representing a majority of the total voting power of the outstanding common stock, the SLP stockholders will use their reasonable best efforts to expand the size of the Board of Directors to up to 21 directors at the request of the MD stockholders. In addition, under the Sponsor Stockholders Agreements, if any person nominated by the MD stockholders or the SLP stockholders ceases to serve on the Board as a Group I director for any reason (except as a result of a reduction in the applicable stockholders’ right to nominate Group I directors under the relevant Sponsor Stockholders Agreement), the stockholders who nominated such Group I director are entitled to nominate a replacement so long as the stockholders are entitled to nominate at least one Group I director to the Board at such time.
Under the MD Stockholders Agreement, for so long as the MD stockholders are entitled to nominate at least one Group I director, the MD stockholders may have at least one of their nominees then serving on the Board of Directors serve on each committee of the Board (except the Audit Committee), to the extent permitted by applicable law and stock exchange rules and subject to certain exceptions. Under the SLP Stockholders Agreement, the SLP stockholders have the same right as the MD stockholders to representation on Board committees for so long as they are entitled to nominate at least one Group I director.
Stockholder Obligations to Vote for Director Nominees – For so long as either the MD stockholders or the SLP stockholders have the right to nominate a Group I director or Group I directors under the applicable Sponsor Stockholders Agreement, each of Dell Technologies, the MD stockholders and the SLP stockholders are obligated to nominate such Group I director or Group I directors for election as part of the slate of directors that is included in Dell Technologies’ proxy statement and to provide the highest level of support for the election of such nominees as any of the foregoing provides to any other individual standing for election as a director. Each of the MD stockholders and the SLP stockholders also are obligated to vote in favor of each Group I director nominated by the MD stockholders or the SLP stockholders in accordance with the MD Stockholders Agreement or the SLP Stockholders Agreement, as applicable, unless the SLP stockholders elect to terminate such arrangements under the SLP Stockholders Agreement. Further, under the Sponsor Stockholders Agreements, none of the MD stockholders or the SLP stockholders may nominate or support any person who is not nominated by the MD stockholders or the SLP stockholders or the then-incumbent directors of Dell Technologies.

Director Nominees

The Board of Directors has nominated six members currently serving as Group I directors for election as Group I directors at the annual meeting, and one member currently serving as a Group I director for election as the Group IV director at the annual meeting. Each nominee has consented to be named as a nominee in this proxy statement and to serve as a director if elected. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of common stock for which they have received validly executed proxies for any substitute nominee designated by the Board of Directors, unless the Board chooses to reduce the number of authorized directors in accordance with, and subject to the terms of, our bylaws.

Biographical and qualification information about each of the nominees is included under “– Director Qualifications and Information.” The Board’s recommendation of its director nominees is based on the terms of the Dell Technologies certificate of incorporation and the Sponsor Stockholders Agreements and on the Board’s carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Dell Technologies’ strategy and operations, make them suitable candidates to serve on the Board.
The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for director.
Director Qualifications and Information

Director Qualifications – The Board of Directors believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of Dell Technologies’ stockholders. A primary responsibility of the Nominating and Governance Committee is to review the desired skills and experiences of the Company’s Directors that will allow for the most effective oversight of Dell Technologies’ strategic initiatives. The following are qualifications, experience and skills for Board members that are important to Dell Technologies’ current and future business:

•
Leadership Experience – Dell Technologies seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing Dell Technologies’ current and future leaders. The relevant leadership experience Dell Technologies seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible non-profit organization.

•
Finance Experience – Dell Technologies believes that all directors should possess an understanding of finance and related corporate reporting processes. Dell Technologies also seeks to ensure the Board includes directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for potential service on the Audit Committee.

•
Industry Experience – Dell Technologies seeks directors who have relevant industry experience. Dell Technologies values experience in areas in which Dell Technologies places strategic importance, including new or expanding businesses, customer segments or geographies, organic and inorganic growth strategies, and existing and new technologies; deep understanding or a special perspective concerning Dell Technologies’ business environments; and experience with, exposure to, or reputation among a broad subset of Dell Technologies’ customer base.

•	International Experience – Dell Technologies seeks directors who have experience attained through key leadership or management roles in a global business or responsibility for non-U.S. operations.

•
Diversity of Background – A current strength of the Board stems from the diversity of perspectives and understanding that arises from discussions involving individuals of varied backgrounds and experience. While the Board of Directors has not established any formal diversity policy to be used to identify director nominees, when assessing a candidate’s background and experience, the Board of Directors takes into consideration a broad range of factors, including a candidate’s gender, age, race and ethnicity.

Director Matrix – The Board of Directors selects, evaluates and nominates qualified candidates for election or appointment to the Board. The matrix below shows how the director nominees contribute the various skills, experiences and perspectives the Board of Directors considers important.

Name	Chief Executive Officer Experience	Public Company Board Experience	Financial Literacy	Audit Committee Financial Expert	Technology Industry Experience	Global Mindset, Emerging Markets, Operational Experience	Diverse
Michael S. Dell	X	X	X		X	X
David W. Dorman	X	X	X	X	X	X
Egon Durban		X	X		X	X
William D. Green	X	X	X	X	X	X
Ellen J. Kullman	X	X	X	X	X	X	X
Simon Patterson		X	X		X	X
Lynn M. Vojvodich		X	X		X	X	X

Set forth below is biographical information, as of May 1, 2020, about the persons whom the Board of Directors has nominated for election at the annual meeting and the qualifications, experience and skills the Board considered in determining that each person should serve as a director:

Michael S. Dell Group I Director Age: 55 Director since October 2013 Board committees: ● Nominating and Governance (Chair) ● Executive (Chair)
Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell served as Chief Executive Officer of Dell Inc., a wholly-owned subsidiary of Dell Technologies, from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. He serves as a member of the Technology CEO Council and is a member of the Business Roundtable. He also serves on the advisory board of Tsinghua University’s School of Economics and Management in Beijing, China, on the governing board of the Indian School of Business in Hyderabad, India, and is a board member of Catalyst, a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is also Chairman of the Board of Directors of VMware, Inc., a cloud infrastructure and digital workspace technology company, and Non-Executive Chairman of SecureWorks Corp., a global provider of intelligence-driven information security solutions. VMware, Inc. and SecureWorks Corp. are public majority-owned subsidiaries of Dell Technologies. Mr. Dell was a board member of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it merged with VMware, Inc. in December 2019. See “– Settlement of SEC Proceeding with Mr. Dell” below for information about legal proceedings to which Mr. Dell has been a party.
The Board selected Mr. Dell to serve as a director because of his leadership experience as founder of Dell Inc. and Chairman and Chief Executive Officer of Dell Technologies and his deep technology industry experience.

David W. Dorman Group I Director Age: 66 Director since September 2016 Board committees: ● Audit ● Nominating and Governance
Mr. Dorman has been a Founding Partner of Centerview Capital Technology, or Centerview, a private investment firm, since July 2013. Before his association with Centerview, Mr. Dorman served as a Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 through April 2008, and in a number of positions with AT&T Corp., or AT&T, a global telecommunications company, from 2000 to 2006. Mr. Dorman joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002, a position he held until November 2005, and served as President and a director of AT&T from November 2005 to January 2006. Before his appointment as President of AT&T, Mr. Dorman served as Chief Executive Officer of Concert Communications Services, a global venture created by AT&T and British Telecommunications plc, from 1999 to 2000, as Chief Executive Officer of PointCast Inc., a web-based media company, from 1997 to 1999 and as Chief Executive Officer and Chairman of Pacific Bell Telephone Company from 1994 to 1997. Mr. Dorman has served as Non-Executive Chairman of the Board of CVS Health Corporation, a pharmacy healthcare provider, since May 2011, as a director of CVS Health Corporation since March 2006, and as Chairman of the Board of Infoworks.io, an enterprise software company, since July 2018. He also serves as a director of PayPal Holdings, Inc., a digital payments system operator. Mr. Dorman became a board member of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, in July 2006, served as Non-Executive Chairman of the Board of that company from May 2008 to May 2011, and served as its Lead Director until his retirement from his board position in May 2015. He served as a director of SecureWorks Corp., a public majority-owned subsidiary of Dell Technologies and global provider of intelligence-driven information security solutions, from April 2016 to September 2016, and a director of eBay Inc., an e-commerce company, from May 2014 until July 2015, when he joined the board of directors of PayPal Holdings, Inc. upon its separation from eBay Inc. Mr. Dorman was a board member of Yum! Brands, Inc., a fast food restaurant company, from January 2005 until May 2017. Mr. Dorman is a member of the board of directors of Expanse, Inc. (formerly Qadium). He served on the Georgia Tech Foundation board of trustees for 12 years.
The Board selected Mr. Dorman to serve as a director because of his expertise in management, finance and strategic planning gained through his experience as a principal and founder of Centerview and as Chief Executive Officer of AT&T, and because of his extensive public company board and committee experience.

Egon Durban Group I Director Age: 46 Director since October 2013 Board committees: ● Nominating and Governance ● Executive
Mr. Durban has been a member of the Board of Directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is Co-CEO of Silver Lake, a global private equity firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. He has previously worked in the firm’s New York office, as well as the London office, which he launched and managed from 2005 to 2010. Mr. Durban serves on the boards of directors of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, Twitter, Inc., a social networking service, and VMware, Inc., a cloud infrastructure and digital workspace technology company. VMware, Inc. is a public majority‑owned subsidiary of Dell Technologies. Previously, Mr. Durban served on the boards of directors of Intelsat S.A., a provider of integrated satellite solutions, from 2011 to 2016, SecureWorks Corp., a public majority-owned subsidiary of Dell Technologies and a global provider of intelligence‑driven information security solutions, from 2015 to May 2020 and Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from September 2016 until it merged with VMware, Inc. in December 2019. Mr. Durban currently serves on the Business Council, the Business Roundtable and on the board of directors of Verily, the life sciences unit of Alphabet Inc., the holding company parent of Google and other businesses. Before joining Silver Lake, Mr. Durban worked in the investment banking division of Morgan Stanley, a global diversified financial services firm.

The Board selected Mr. Durban to serve as a director because of his strong experience in technology and finance, and his extensive knowledge of and years of experience in global strategic leadership and management of multiple companies.

William D. Green Group I Director Age: 66 Director since September 2016 Board committees: ● Audit (Chair)
Mr. Green served as a director of EMC Corporation, or EMC, from July 2013 to August 2016, before EMC was acquired by Dell Technologies, and as EMC’s independent Lead Director from February 2015 to August 2016. He served on the leadership and compensation committee, the audit committee, and the mergers and acquisitions committee of the EMC board of directors. Mr. Green served as Chairman of the Board of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 through December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green previously served as Co-Chief Executive Officer and Co-Chairman of GTY Technology Holdings Inc., a public sector software-as-a-service (SaaS) company, from September 2016 until February 2019. Mr. Green serves as a director of GTY Technology Holdings Inc., where he serves on the board’s audit committee. Mr. Green is also a member of the boards of directors of S&P Global Inc., a company that provides financial ratings, benchmarks, analytics and data, where he serves on the board’s compensation and leadership development committee, executive committee and nominating and corporate governance committee, and of Inovalon Holdings, Inc., a company that provides data analytics, intervention and reporting platforms to the healthcare industry, where he serves on the board’s compensation committee, nominating and corporate governance committee and security and compliance committee. Mr. Green was a board member of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provides a leading cloud native platform, from August 2015 until it merged with VMware, Inc. in December 2019.
The Board selected Mr. Green to serve as a director because of his leadership and operating experience as the former Chairman and CEO of Accenture plc, deep understanding of the information technology industry and broad international business expertise.

Ellen J. Kullman Group IV Director Age: 64 Director since September 2016 Board committees: ● Audit
Mrs. Kullman has served as President and Chief Executive Officer of Carbon, Inc., a 3D printing company, since November 2019, and as a member of its board of directors since 2016. Mrs. Kullman previously served as Chief Executive Officer of E. I. du Pont de Nemours and Company, or DuPont, a provider of basic materials and innovative products and services for diverse industries, from January 2009 to October 2015 and as Chair of DuPont from December 2009 to October 2015. She served as President of DuPont from October 2008 to December 2008. From June 2006 through September 2008, she served as Executive Vice President of DuPont. Before her service in that position, Mrs. Kullman was Group Vice President-DuPont Safety & Protection. She served as Chair of the US-China Business Council, a member of the US-India CEO Forum and on the executive committee of the Business Council. She is a member of the National Academy of Engineering and co-chaired their Committee on Changing the Conversation: From Research to Action. Mrs. Kullman also serves as a director of Amgen Inc., a developer and manufacturer of human therapeutics, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management firm. Mrs. Kullman was a director of United Technologies Corporation, a provider of high-technology products and services to the building systems and aerospace industries, from 2011 until April 2020. She is a member of the board of trustees of Northwestern University and serves on the board of advisors of Tufts University School of Engineering.
The Board selected Mrs. Kullman to serve as a director because of her leadership and operating experience as the former Chair and CEO of DuPont, her extensive experience with technology and product development, and her experience implementing business strategy around the world. The Board also considered Mrs. Kullman’s gender in the context of the Board’s policy objective emphasizing diversity of background.

Simon Patterson Group I Director Age: 47 Director since October 2013 No Board committees
Mr. Patterson has been a member of the Board of Directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Patterson is a Managing Director of Silver Lake, a global private equity firm, which he joined in 2005. Mr. Patterson previously worked at Global Freight Exchange Limited, a logistics software company acquired by Descartes Systems Group, the Financial Times and McKinsey & Company, a global management consulting firm. Mr. Patterson serves on the board of directors of Tesco plc, a multinational grocery and general merchandise retailer. He also serves on the boards of trustees of the Natural History Museum in London and The Royal Foundation of The Duke and Duchess of Cambridge. Previously, he served on the boards of directors of Intelsat S.A., a provider of integrated satellite solutions, and N Brown Group plc, a digital fashion retailer.
The Board selected Mr. Patterson to serve as a director because of his extensive knowledge of and years of experience in finance, technology and global operations.

Lynn M. Vojvodich Group I Director Age: 52 Director since April 2019 No Board committees
Ms. Vojvodich is an advisor to start-up and growth-stage technology companies. She served as Executive Vice President and Chief Marketing Officer of Salesforce.com, Inc., or Salesforce, the world’s fourth largest enterprise software company and a global leader in customer relationship management, from September 2013 to February 2017. Before serving at Salesforce, she was a partner at the venture capital firm Andreessen Horowitz, where she helped portfolio companies accelerate their go-to-market strategies and Global 1000 companies advance their digital agendas. Ms. Vojvodich previously held marketing leadership roles at global enterprise software companies, including Microsoft Corporation, BEA Systems, Inc. (acquired by Oracle Corporation) and Terracotta Inc. (acquired by Software AG). Ms. Vojvodich began her career as a mechanical engineer working on the design and construction of Gulfstream jets and offshore oil structures, and later worked with Bain & Company, an international consulting firm. Ms. Vojvodich currently serves on the boards of directors of Booking Holdings Inc., a global provider of online travel and related services, and Ford Motor Company.
The Board selected Ms. Vojvodich to serve as a director because of her leadership and operating experience in multiple roles, deep understanding of the software industry and broad international business expertise. The Board also considered Ms. Vojvodich’s gender in the context of the Board’s policy objective emphasizing diversity of background.

Settlement of SEC Proceeding with Mr. Dell – On October 13, 2010, a federal district court approved settlements by Dell Inc. and Mr. Dell with the SEC resolving an SEC investigation into Dell Inc.’s disclosures and alleged omissions before fiscal year 2008 regarding certain aspects of its commercial relationship with Intel Corporation and into separate accounting and financial reporting matters. Dell Inc. and Mr. Dell entered into the settlements without admitting or denying the allegations in the SEC’s complaint, as is consistent with common SEC practice. The SEC’s allegations with respect to Mr. Dell and his settlement were limited to the alleged failure to provide adequate disclosures with respect to Dell Inc.’s commercial relationship with Intel Corporation before fiscal year 2008. Mr. Dell’s settlement did not involve any of the separate accounting fraud charges settled by Dell Inc. and others. Moreover, Mr. Dell’s settlement was limited to claims in which only negligence, and not fraudulent intent, is required to establish liability, as well as secondary liability claims for other non-fraud charges. Under his settlement, Mr. Dell consented to a permanent injunction against future violations of these negligence-based provisions and other non-fraud based provisions related to periodic reporting. Specifically, Mr. Dell consented to be enjoined from violating Sections 17(a)(2) and (3) of the Securities Act of 1933 and Rule 13a-14 under the Exchange Act, and from aiding and abetting violations of Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 under the Exchange Act. In addition, Mr. Dell agreed to pay a civil monetary penalty of $4 million, which has been paid in full. The settlement did not include any restrictions on Mr. Dell’s continued service as an officer or director of Dell Inc.
Corporate Governance

Recent Corporate Governance Enhancements – Since Dell Technologies’ return to the public markets through the Class V transaction in 2018, the Board of Directors has continued to evolve the Company’s corporate governance as informed by stockholder feedback. Notable enhancements include the establishment of a Nominating and Governance Committee, the constitution of a majority independent Board, and provision for the Group IV director’s annual election solely by the holders of the Class C common stock. The Board continues to evaluate Dell Technologies’ corporate governance policies and practices to ensure they are consistent with the Company’s long-term focus on value creation for stockholders.

Corporate Governance Principles – The Board of Directors is committed to achieving business success and enhancing long-term stockholder value with the highest standards of integrity and ethics. In that regard, the Board of Directors has adopted the Dell Technologies Corporate Governance Principles to provide an effective corporate governance framework for the Company. The Corporate Governance Principles reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of those principles can be found on our website at http://investors.delltechnologies.com under the Corporate Governance section.
Controlled Company Status – Dell Technologies’ Class C common stock is listed on the NYSE under the ticker symbol “DELL.” As a result, Dell Technologies is subject to certain additional governance requirements under NYSE rules.
Dell Technologies is a “controlled company” under NYSE rules. As a result, it qualifies for exemptions from, and is entitled to elect not to comply with, certain corporate governance requirements under NYSE rules, including the requirements that Dell Technologies have a board that is composed of a majority of “independent directors,” as defined under NYSE rules, and a compensation committee and a nominating/corporate governance committee that are each composed entirely of independent directors. Even though Dell Technologies is a controlled company, it is required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed below. Notwithstanding its eligibility for the exemption from these requirements, Dell Technologies currently has a majority of independent directors serving on the Board of Directors. Dell Technologies has elected not to maintain a compensation committee or a nominating/corporate governance committee that is composed entirely of independent directors.
The NYSE rules define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Mr. Dell beneficially owns shares of our Class A common stock and Class C common stock representing more than 50% of the voting power of our shares of common stock eligible to vote in the election of our directors. If Dell Technologies ceases to be a controlled company and the Class C common stock continues to be listed on the NYSE, by the date its status changes or within specified transition periods applicable to certain provisions, Dell Technologies will be required to comply with NYSE’s director independence requirements relating to the board of directors, a compensation committee and a nominating/corporate governance committee.
We are not required to maintain compliance with the director independence requirements of the NYSE rules applicable to a listed company that is not a controlled company, including the requirement to have a board that is composed of a majority of independent directors. We may choose to change our Board composition in the future to manage this aspect of our corporate governance in accordance with the controlled company exemption.
Director Independence – The Board of Directors has affirmatively determined that Messrs. Dorman and Green, Mrs. Kullman and Ms. Vojvodich, constituting four of our seven directors, are independent under NYSE rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules. NYSE rules provide that, in order to determine that a director is independent, the Board of Directors must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In accordance with NYSE rules, when assessing the materiality of a director’s relationship (if any) with the Company, the Board of Directors considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation.
Board Leadership – The Dell Technologies bylaws provide that the Chairman of the Board will preside at all meetings of the Board of Directors at which he is present. The Chief Executive Officer has management responsibility for the business and affairs of the Company. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Dell.
The Board of Directors has determined that its current structure, with combined Chairman and Chief Executive Officer roles and, as discussed further below, the exercise of key oversight responsibilities by our independent directors, is in the best interests of Dell Technologies and our stockholders. The Board of Directors believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Dell’s in-depth knowledge of Dell Technologies’ business and industry, his ability to formulate and implement strategic initiatives and his extensive contact with and knowledge of customers. As Chief Executive Officer, Mr. Dell is intimately involved in the day-to-day operations of the Company and is therefore in a position to elevate the most critical business issues for consideration by the Board’s independent directors. Additionally, Mr. Dell is best positioned to oversee the execution of strategy across each of the company’s businesses to optimize stockholder value creation for Dell stockholders.
Our Corporate Governance Principles contain several features which the Company believes help to ensure that the Board of Directors maintains effective and independent oversight of management, including the following:

•
Executive sessions of the independent directors are held at any time requested by a majority of the independent directors and, in any event, are held at least twice during each fiscal year in connection with regularly scheduled Board meetings. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•	At each executive session of the independent directors, those directors elect an independent director as presiding director to chair the next executive session.

•
All members of the Audit Committee are independent directors. The chair of the Audit Committee has authority to conduct executive sessions of the Audit Committee without management and non-independent directors present.

Board Committees – The Board of Directors maintains three standing committees, which consist of the Audit Committee, the Nominating and Governance Committee and the Executive Committee. These committees assist the Board of Directors in discharging its oversight responsibilities. The Board of Directors has adopted a written charter for each of the standing committees. These charters form an integral part of our Corporate Governance Principles. A current copy of each charter can be found on Dell Technologies’ website at http://investors.delltechnologies.com under the Corporate Governance section.
Under the Sponsor Stockholders Agreements, as described above under “– Stockholder Arrangements – Stockholder Rights to Nominate Directors,” for so long as the MD stockholders or the SLP stockholders are entitled to nominate at least one Group I director, such stockholders may have at least one of their nominees then serving on the Board of Directors serve on each committee of the Board other than the Audit Committee, to the extent permitted by applicable law and stock exchange rules and subject to certain exceptions. Mr. Dell serves as a member of the Nominating and Governance Committee and the Executive Committee as the MD stockholders’ nominee, and Mr. Durban serves as a member of such committees as the SLP stockholders’ nominee.
The following table shows, as of May 4, 2020, the members of the Board of Directors and the committees on which each director serves and indicates the directors determined by the Board of Directors to be independent under NYSE rules and our Corporate Governance Principles.

	Audit Committee	Nominating and Governance Committee	Executive Committee	Independent
Michael S. Dell		Chair	Chair
David W. Dorman	✓	✓		✓
Egon Durban		✓	✓
William D. Green	Chair			✓
Ellen J. Kullman	✓			✓
Simon Patterson
Lynn M. Vojvodich				✓

As discussed above under “– Controlled Company Status,” Dell has elected under the controlled company exemptions from certain corporate governance requirements under NYSE rules not to constitute the Nominating and Governance Committee solely with members who qualify as independent directors under such rules.
Descriptions of the primary responsibilities of each committee are set forth below.
Audit Committee
The Audit Committee has three members and is composed entirely of members of the Board of Directors who satisfy the standards of independence established for independent directors under NYSE rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act, as determined by the Board of Directors. Under NYSE rules, the membership of the Audit Committee is required to consist solely of no fewer than three directors who are qualified as independent directors as described above. The Board of Directors has determined that each member of the Audit Committee meets the “financial literacy” requirement for Audit Committee members under NYSE rules and that each member is an “audit committee financial expert” within the meaning of SEC rules.
The Audit Committee’s primary responsibilities include, among other matters:

•	appointing, retaining, compensating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit Dell Technologies’ financial statements;

•	assessing the independence and performance of the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit and Dell Technologies’ interim and year-end operating results with the independent registered public accounting firm and management;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing Dell Technologies’ policies on risk assessment and risk management;

•	reviewing and, if appropriate, approving or ratifying transactions with related persons;

•
obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes the accounting firm’s internal quality control procedures, any material issues raised by those procedures or other review or inspection, and any steps taken to deal with those issues; and

•
pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services in accordance with SEC rules, to be performed by the independent registered public accounting firm.

In conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.
Effective as of December 9, 2019, Mr. Green succeeded Mrs. Kullman as Chair of the Audit Committee.
Nominating and Governance Committee
The Nominating and Governance Committee’s primary responsibilities include, among other matters:

•	identifying and evaluating potential candidates to be considered for appointment or election to the Board of Directors;

•	making recommendations to the Board of Directors regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;

•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting any such directors;

•	reviewing the Board committee structure and composition and making recommendations annually to the Board of Directors regarding the appointment of directors to serve as members of each committee;

•	reviewing our Corporate Governance Principles at least annually and recommending any changes to such principles to the Board of Directors; and

•	periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct.

In addition, since April 2, 2019, the Nominating and Governance Committee has acted as the compensation committee of the Board, in which capacity it has the following responsibilities, among others:

•	approving the compensation policy for our executive officers and non-employee directors, and such other managers as may be directed by the Board;

•	approving the forms of compensation to be provided to each executive officer and non-employee director;

•	approving recommendations with respect to compensation guidelines for all other employees;

•	evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;

•	reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluating compensation policies and practices that could mitigate any such risk;

•	acting as administrator of our equity-based and other compensation plans;

•
reviewing and discussing with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K to be filed with the SEC and, based on such review and discussion, determining whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing; and

•	preparing the Compensation Committee Report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders or annual report on Form 10-K.

The Nominating and Governance Committee has the authority to delegate any of its responsibilities under its charter, along with the authority to take action in relation to such responsibilities, to subcommittees consisting of one or more members of the committee, as the committee may deem appropriate.
In addition, the Nominating and Governance Committee may delegate to one or more of our executive officers the authority to make grants of equity-based compensation to eligible individuals who are not directors or executive officers and to administer our equity-based compensation plans, in each case subject to compliance with applicable law, NYSE rules and the terms of any applicable compensation plan. The Nominating and Governance Committee may revoke any delegation of authority at any time. Any executive officer to whom the Nominating and Governance Committee may delegate authority to make grants of equity-based compensation is required to report regularly to the committee with respect to any grants made.

For a discussion of the process by which the Nominating and Governance Committee evaluated and determined executive officer compensation for Fiscal 2020, including the role of executive officers in determining or recommending the amount or form of executive compensation, see “Compensation Discussion and Analysis.”
Executive Committee
The Executive Committee is responsible for, among other matters:

•	providing our executive officers with advice and input regarding the operations and management of our business; and

•	considering and making recommendations to the Board of Directors regarding Dell Technologies’ business strategy.

The Executive Committee has been delegated the power and authority of the Board of Directors over the following matters, among others, to the fullest extent permitted under Delaware law and subject to specified exceptions:

•	review and approval of acquisitions and dispositions by Dell Technologies and its subsidiaries, excluding, among other matters, dispositions of shares of VMware, Inc. common stock;

•	review and approval of the annual budget and business plan of Dell Technologies and its subsidiaries;

•	the incurrence of indebtedness by Dell Technologies and its subsidiaries, to the extent that the incurrence requires approval of the Board of Directors;

•
the entering into of material commercial agreements, joint ventures and strategic alliances by Dell Technologies and its subsidiaries, to the extent the action requires approval by the Board of Directors;

•	the redemption or repurchase by Dell Technologies of shares of its common stock;

•	the commencement and settlement by Dell Technologies and its subsidiaries of material litigation, to the extent that the action requires approval of the Board of Directors;

•
through April 1, 2019, acting as the compensation committee of the Board of Directors, including (1) reviewing and approving the compensation policy for Dell Technologies’ senior executives and directors and approving (or making recommendations to the full Board of Directors to approve) cash and equity compensation for Dell Technologies’ senior executives and directors, (2) the appointment and removal of senior executives of Dell Technologies and its subsidiaries, (3) reviewing and approving recommendations regarding aggregate salary and bonus budgets and guidelines for other employees and (4) acting as administrator of Dell Technologies’ equity and cash compensation plans; and

•	any other matters that may be delegated by the Board of Directors to the Executive Committee.

Use of Compensation Consultant – During Fiscal 2020, our management retained the services of Mercer (US) Inc., or Mercer, an external compensation consultant. Mercer provided advice to management on the design of compensation programs for our directors, executive officers and other employees for the fiscal year ending January 29, 2021, or Fiscal 2021, including equity-based compensation programs. The total fees paid to Mercer for these services were $0.1 million.
During Fiscal 2020, our management also retained other business units of Mercer and affiliates of Mercer to provide additional services to the Company, including human resources services, services relating to employee benefit plans and insurance services. The total fees paid to Mercer and its affiliates with respect to services provided during Fiscal 2020 (excluding services provided as compensation consultant as discussed above) were $27.6 million.

The Company has determined that the work of Mercer and its affiliates on matters other than executive compensation did not raise any conflict of interest with Mercer’s services as compensation consultant, taking into account, among other factors, Mercer’s policies and procedures relating to the prevention of conflicts of interest and the use of separate teams for compensation consulting services and other services provided by Mercer and its affiliates.
Compensation Committee Interlocks and Insider Participation – The Executive Committee acted as the compensation committee of the Board and made determinations relating to executive compensation through April 1, 2019. As of April 2, 2019, the Nominating and Governance Committee, which is composed of Messrs. Dell, Dorman and Durban, assumed the functions of the compensation committee. Mr. Dell is our Chief Executive Officer. During Fiscal 2020, none of Dell Technologies’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of Dell Technologies’ Board of Directors, the Executive Committee or the Nominating and Governance Committee. For information concerning transactions among each of Messrs. Dell and Durban and associated related persons, on the one hand, and Dell Technologies and its subsidiaries, on the other hand, see “Additional Information – Certain Relationships and Related Transactions.”
Board Risk Oversight – The Board of Directors oversees and maintains Dell Technologies’ governance and compliance processes and procedures to promote the conduct of Dell Technologies’ business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. As part of its oversight responsibility, the Board is responsible for the oversight of risks facing the Company and provides guidance with respect to the management and mitigation of those risks. An analysis of strategic and operational risks is presented to the Board in reports submitted by the Chief Executive Officer, the Chief Financial Officer and the General Counsel, as well as by other members of Dell Technologies’ senior management who regularly appear before the Board to provide detailed overviews of the businesses they oversee. Directors have complete and open access to all Dell Technologies employees and are free to communicate, and do communicate, directly with management.
The Board of Directors delegates oversight of the following specific areas of risk to its committees:

•	The Audit Committee:

◦	maintains responsibility for the oversight of risk policies and processes relating to Dell Technologies’ financial statements and financial reporting processes;

◦
reviews and discusses significant risks and exposures to Dell Technologies and the steps management has taken or plans to take to minimize or manage these risks with management, the independent registered public accounting firm and the Senior Vice President of Corporate Audit;

◦	maintains responsibility for discussing the policies and guidelines that govern compliance risk assessment and management;

◦
maintains responsibility for reviewing and assessing, along with management, Dell Technologies’ major information technology risk exposures (including cybersecurity risk exposures) and risk monitoring and mitigation measures; and

◦
meets in executive session with each of the Chief Financial Officer, the Chief Accounting Officer, the Senior Vice President of Corporate Audit, the Senior Vice President for Ethics and Compliance and Dell Technologies’ independent registered public accounting firm at each regular meeting of the Audit Committee.

•	The Nominating and Governance Committee:

◦	monitors the risks associated with succession planning and development as well as compensation plans and arrangements; and

◦	evaluates the effect that our compensation arrangements may have on risk decisions.

Each of the committee chairs reports to the full Board of Directors at its regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.
While the Board of Directors is responsible for risk oversight, management is responsible for risk management. Dell Technologies seeks to maintain an effective internal control environment and has processes to identify and manage risk. An Executive Risk Steering Committee, which is composed of members of management, exercises oversight with respect to the various risk assessment and monitoring and controls processes across the Company. The Committee’s oversight includes an annual risk assessment process that supports the annual internal audit plan. Dell Technologies also maintains and enforces a Code of Conduct, a Code of Ethics for Senior Financial Officers, an Accounting Code of Conduct, an ethics and compliance program, a comprehensive internal audit process and approved quality standards.
Meetings and Attendance – In Fiscal 2020, the full Board of Directors met six times, the Audit Committee met eight times and the Nominating and Governance Committee met two times. The Executive Committee did not meet during Fiscal 2020, instead acting by unanimous written consent.
In Fiscal 2020, each member of the Board of Directors attended at least 75% of the total number of meetings of the Board and each Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee.
Dell Technologies does not have a policy on director attendance at annual meetings of stockholders. Five members of the Board of Directors attended last year’s annual meeting held on July 9, 2019.
Communications with Directors – Any interested person (whether or not a Dell Technologies stockholder) may send communications to the Board of Directors as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Any person who wishes to send such a communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Corporate Governance section.
In addition, any person who has a concern about the Dell Technologies’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the Audit Committee (through the committee chair). These communications may be made on a confidential and anonymous basis, and may be e-mailed, submitted in writing or reported by phone to the Company’s Global Ethics and Compliance office. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Corporate Governance section. All of these concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Global Ethics and Compliance office in the same manner in which such concerns are addressed by the Company’s management.
The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits retaliation against any person who reports suspected misconduct or assists with an investigation or audit in good faith.

Director Compensation

Our Board of Directors has adopted a compensation program for our independent directors that we believe will enable us to attract and retain qualified directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further the alignment of their interests with the interests of our stockholders. For Fiscal 2020, our compensation program for independent directors included the following elements:

•	an annual cash retainer with a value of $75,000, all or a portion of which the director may elect to receive in the form of deferred stock units that settle in shares of Class C common stock;

•
an annual equity retainer with a value of $225,000 payable (a) 50% in options to purchase shares of Class C common stock and (b) 50% in restricted stock units that settle in shares of Class C common stock, all or a portion of which restricted stock units the director may elect to receive in the form of deferred stock units that settle in shares of Class C common stock;

•
an additional annual cash retainer with a value of $25,000 for service as chair of the Audit Committee, all or a portion of which the director may elect to receive in the form of deferred stock units that settle in shares of Class C common stock; and

•	an initial equity retainer with a value of $1,000,000 upon the director’s initial election or appointment to the Board, payable in options to purchase shares of Class C common stock.

Effective beginning in Fiscal 2021, we have made the following changes to our compensation program for independent directors described above:

•	the annual cash retainer will be increased to $100,000;

•	100% of the annual equity retainer will be payable in the form of restricted stock units that settle in shares of Class C common stock;

•
directors will be able to elect to receive all or a portion of each of the (a) annual cash retainer and (b) cash retainer for service as a committee chair, as applicable, in the form of cash, deferred stock units that settle in shares of Class C common stock or vested shares of Class C common stock, or a combination of the foregoing; and

•	an initial equity retainer will no longer be paid to any director newly elected or appointed to the Board.

An independent director elected to the Board of Directors, other than through election at an annual meeting of stockholders, will be awarded a pro-rated portion of each applicable annual retainer for the director’s initial year of service on the Board of Directors.
All of the equity-based awards are granted under the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019), referred to as the Stock Incentive Plan. Each equity-based award vests in full on the first anniversary of the last annual meeting of stockholders, except that (1) the initial equity retainer awards previously granted to directors on their initial election or appointment vest annually in equal installments over four years from the grant date and (2) deferred stock units will settle in shares of Class C common stock on the earlier of the termination of the applicable director’s Board service for any reason or a change in control of Dell Technologies. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause or a change in control of Dell Technologies. Certain restricted stock units, deferred stock units and stock options exercisable for Class C common stock, as well as shares of Class C common stock received in the settlement of such awards, are subject to the applicable terms and conditions of a management stockholders agreement.

We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors or committees.
We also provide our independent directors with liability insurance coverage for their activities as directors. Our certificate of incorporation and bylaws provide that our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification and to receive reimbursement of expenses as incurred in connection with any related legal proceedings.
The following table sets forth the compensation granted or paid to our independent directors for Fiscal 2020.
Fiscal 2020 Director Compensation

Name	Fees earned or paid in cash (1) ($)	Stock awards (2) ($)	Option awards (3) ($)	Total ($)
David W. Dorman	75,000	112,498	112,498	299,996
William D. Green	75,000	112,498	112,498	299,996
Ellen J. Kullman	100,000	112,498	112,498	324,996
Lynn M. Vojvodich	93,750(4)	112,498	1,112,490	1,318,738
_____________

(1)
Each of Mr. Dorman and Mrs. Kullman elected to receive 75% of the annual cash retainer and Mrs. Kullman elected to receive 75% of the cash committee chair retainer to which such director was entitled in the form of deferred stock units that settle in shares of Class C common stock. Mrs. Kullman served as the chair of the Audit Committee until December 9, 2019, on which date she was succeeded as chair by Mr. Green. For service in Fiscal 2020, Mr. Dorman received an aggregate of 1,104 deferred stock units that settle in shares of Class C common stock and Mrs. Kullman received an aggregate of 1,472 deferred stock units that settle in shares of Class C common stock, in each case determined by dividing the applicable portion of the aggregate retainer amounts by the closing price of the Class C common stock as reported on the NYSE on September 27, 2019.

(2)
Stock awards were made in the form of restricted stock units that settle in shares of Class C common stock, subject to each director’s right to elect to receive a specified portion in deferred stock units that settle in shares of Class C common stock. For the annual equity retainer, Mrs. Kullman elected to receive 75% of the award of restricted stock units in the form of deferred stock units. For service in Fiscal 2020, (a) each of Messrs. Dorman and Green and Ms. Vojvodich was awarded an aggregate of 2,208 restricted stock units that settle in shares of Class C common stock and (b) Mrs. Kullman was awarded an aggregate of 552 restricted stock units that settle in shares of Class C common stock and 1,656 deferred stock units that settle in shares of Class C common stock (together with the deferred stock units set forth in note 1, Mrs. Kullman received a total of 3,128 deferred stock units for Fiscal 2020). The aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the (i) restricted stock units awarded to each of Messrs. Dorman and Green and Ms. Vojvodich was $112,498 and to Mrs. Kullman was $28,124 and (ii) deferred stock units awarded to Mrs. Kullman was $84,373, in each case determined by dividing the aggregate retainer amount, or applicable portion of the aggregate retainer amount, by the closing price of the Class C common stock as reported on the NYSE on September 27, 2019. As of January 31, 2020, (A) each of Messrs. Dorman and Green and Ms. Vojvodich held an aggregate of 2,208 outstanding restricted stock units and Mrs. Kullman held an aggregate of 552 outstanding restricted stock units and (B) Mr. Dorman held an aggregate of 7,115 outstanding deferred stock units and Mrs. Kullman held an aggregate of 15,901 outstanding deferred stock units.

(3)
Consists of annual awards, and with respect to Ms. Vojvodich, an initial equity retainer award of options to purchase shares of Class C common stock. For service in Fiscal 2020, each of Messrs. Dorman and Green, Mrs. Kullman and Ms. Vojvodich received an aggregate of 5,842 options to purchase shares of Class C common stock. The aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of these options was $112,498 based on a grant date fair value of $19.257, expected term of 4.11 years, risk-free rate of 1.58%, expected volatility of 45.69%, and an expected dividend yield of 0%. In addition, in connection with her appointment to the Board of Directors, on April 2, 2019, Ms. Vojvodich received an award of aggregate of 36,941 options to purchase shares of Class C common stock. The aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of these options was $999,993 based on a grant date fair value of $27.07, expected term of 5.83 years, risk-free rate of 2.32%, expected volatility of 43.56%, and an expected dividend yield of 0%. As of January 31, 2020, each of Messrs. Dorman and Green and Mrs. Kullman held an aggregate of 138,584 outstanding options and Ms. Vojvodich held an aggregate of 42,783 outstanding options.

(4)	Ms. Vojvodich was appointed to the Board on April 2, 2019 and was paid a pro-rated retainer for three months of service before her election by stockholders at the annual meeting held on July 9, 2019.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is asking the stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Dell Technologies’ independent registered public accounting firm for Fiscal 2021.
PwC is a registered independent public accounting firm and has served as the independent auditors of the Company or its predecessor since 1986. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Dell Technologies’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board of Directors considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify this selection to be an opportunity for stockholders to provide direct feedback to Dell Technologies on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.
Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.
The Board of Directors unanimously recommends a vote “FOR” the ratification of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2021.
In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Dell Technologies engages PwC from time to time to perform other permissible services. The following table sets forth all fees incurred in connection with professional services rendered to Dell Technologies by PwC during Fiscal 2020 and the fiscal year ended February 1, 2019, or Fiscal 2019.
Independent Registered Public Accounting Firm Fees (in millions)

Fee Type	Fiscal 2020	Fiscal 2019
Audit Fees(a)	$26.8	$28.3
Audit-Related Fees(b)	7.6	5.5
Tax Fees(c)	0.9	0.6
All Other Fees(d)	0.4	2.0
Total	$35.7	$36.4
___________

(a)
This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements, for comfort letters and consents, for the statutory audits of international subsidiaries, and for other procedures.

(b)
This category includes fees incurred for professional services rendered in connection with assurance and other activities reasonably related to the audit or review of Dell Technologies’ financial statements, including the audits of Dell Technologies’ employee benefit plans, contract compliance reviews, phased audit procedures of pre-adoption accounting documentation, carve-out audit work, and accounting research.

(c)	This category includes fees incurred for domestic and international income tax compliance and tax audit assistance, and for corporate-wide tax planning services.

(d)
This category consists of fees for all products and services other than the services reported in notes (a) through (c) above, and includes fees primarily incurred for training presentations recognized for qualifications conferred by the Association of Chartered Certified Accountants and the Chartered Institute of Management Accountants and benchmarking services related to research and development activities.

The Audit Committee has determined that the provision of the non-audit services described in notes (c) and (d) to the table above was compatible with maintaining PwC’s independence.

The Audit Committee pre-approved PwC’s performance of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by Dell Technologies’ independent registered public accounting firm other than in accordance with a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by PwC for Fiscal 2021, including PwC’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. In circumstances in which the services proposed to be provided by PwC are not covered by one of those pre-approvals, the Audit Committee may delegate authority to the chair or other designated members of the Audit Committee to pre-approve those services. Any pre-approvals granted under this delegated authority would then be communicated to the full Audit Committee.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board of Directors is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 38.
The Board of Directors unanimously recommends a vote “FOR” approval of Dell Technologies’ compensation of its named executive officers as disclosed in this proxy statement.
As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” the Nominating and Governance Committee, which acted as the Board’s compensation committee for purposes of executive compensation determinations for Fiscal 2020, has structured Dell Technologies’ executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Dell Technologies’ stockholders. Dell Technologies’ executive compensation program has a number of features designed to ensure adherence to the Company’s pay-for-performance philosophy.
The Board of Directors encourages stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Dell Technologies’ executive compensation practices operate and are designed to achieve Dell Technologies’ core executive compensation objectives. The Board also encourages stockholders to review the Fiscal 2020 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Nominating and Governance Committee and the Board of Directors believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Dell Technologies’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Dell Technologies’ executive compensation philosophy and practices.
In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Dell Technologies is asking stockholders to approve this proposal by approving the following non-binding resolution:
RESOLVED, that the compensation paid to Dell Technologies’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.
A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Nominating and Governance Committee, which succeeded the Executive Committee as the Board’s compensation committee beginning on April 2, 2019, or the Board of Directors. Although the vote is advisory in nature and non-binding, the Nominating and Governance Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (3)
Equity compensation plans approved by security holders	32,857,055	$14.82	54,501,375
Equity compensation plans not approved by security holders	28,075	$14.18	—(4)
Total:	32,885,130	$14.82	54,501,375
__________

(1)
The number of securities to be issued upon exercise of outstanding options, warrants and rights set forth in this column represents, as of the end of Fiscal 2020, (a) with respect to equity compensation plans approved by security holders, the aggregate number of shares of Class C common stock that were issuable upon the exercise or settlement of outstanding time-based and performance-based options and time-based and performance-based restricted stock units, or RSUs, granted under the Stock Incentive Plan, and (b) with respect to equity compensation plans not approved by security holders, the number of shares of Class C common stock that were issuable upon the exercise of outstanding time-based options granted under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan. The number of securities to be issued under equity compensation plans approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 7,892,111 time-based options to purchase Class C common stock, 10,217,022 performance-based options to purchase Class C common stock, 11,325,013 time-based RSUs that may be settled in Class C common stock, 3,399,893 performance-based RSUs that may be settled in Class C common stock and 23,016 time-based deferred stock units that may be settled in Class C common stock. The number of securities to be issued under equity compensation plans not approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 28,075 time-based options to purchase Class C common stock.

(2)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs or deferred stock units, as RSUs and deferred stock units have no exercise price.

(3)
The number of securities remaining available for future issuance reported in this column with respect to equity compensation plans approved by security holders represents the aggregate number of shares of Class C common stock that were available for issuance in connection with grants of options, time-based and performance-based restricted stock, service-based and performance-based RSUs and deferred stock units, and other types of equity awards authorized under the Stock Incentive Plan. The maximum number of shares of Class C common stock issuable under the Stock Incentive Plan (subject to adjustment for stock dividends and splits and other specified events) is 110,500,000, which may be issued in the form of any such award.

(4)	As of the end of Fiscal 2020, no shares remained available for future awards under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan.

COMPENSATION COMMITTEE REPORT

The Nominating and Governance Committee of the Board of Directors of Dell Technologies Inc., acting as the compensation committee of the Board of Directors for the fiscal year ended January 31, 2020, has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Nominating and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Dell Technologies Inc.’s annual report on Form 10-K for the fiscal year ended January 31, 2020.

NOMINATING AND GOVERNANCE COMMITTEE

Michael S. Dell, Chair David W. Dorman Egon Durban

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis is intended to provide our stockholders with an understanding of Dell Technologies’ compensation philosophy, its core principles and the compensation in effect during Fiscal 2020 for our named executive officers.

Dell Technologies’ compensation programs are designed to attract, reward and retain high-quality talent and to provide appropriate incentives for achieving Dell Technologies’ financial goals and strategic objectives. Dell Technologies’ compensation programs are focused on both Company and individual performance to create a culture of meritocracy that rewards our named executive officers and other executive officers for their work in achieving performance objectives and aligns their interests with the interests of our stockholders. We emphasize performance-based variable pay programs to drive Company and individual performance and promote this alignment.

Named Executive Officers

The named executive officers are as follows:

Name	Title
Michael S. Dell	Chairman and Chief Executive Officer
Thomas W. Sweet	Chief Financial Officer
Jeffrey W. Clarke	Chief Operating Officer and Vice Chairman
Howard D. Elias	President, Services and Digital
William F. Scannell	President, Global Sales and Customer Operations

Highlights of Fiscal 2020 Performance
We continued to execute on our long-term strategic objectives in Fiscal 2020, which better positioned us for success. Our full-year financial results for Fiscal 2020 built on our solid Fiscal 2019 achievements and included the following highlights:

•	non-GAAP revenue of $92.5 billion, up 1% over the prior year;

•	non-GAAP operating income of $10.1 billion, up 15% over the prior year;

•	non-GAAP net income of $6.1 billion;

•	non-GAAP diluted earnings per share of $7.35;

•	cash flow from operations of $9.3 billion, up 33% from Fiscal 2019; and

•	repayment of approximately $5 billion of gross debt.

A reconciliation of the foregoing non-GAAP financial measures to the most comparable financial measures calculated in accordance with accounting principles generally accepted in the United States, or GAAP, is set forth in Annex B to this proxy statement.

Executive Summary: Significant Fiscal 2020 Program Changes

The following changes made for Fiscal 2020 were intended to give us new incentive features to link our core objectives with our compensation philosophy, to enhance alignment of the interests of our senior leadership team with those of our stockholders, to provide incentives for achieving our financial goals, to further a culture of meritocracy by linking pay to Company performance, and to enable us to compete more effectively for executive talent.

Changes to Short-Term Incentive Design – Beginning in Fiscal 2020, Dell Technologies began to phase out the Special Incentive Bonus Plan, which had provided incentives for short-term performance for our executive officers. As a result, a greater portion of the target compensation of our named executive officers is in the form of long-term equity incentives. This enhancement better aligns the interests of executive officers with those of stockholders by emphasizing long-term, performance-dependent compensation. Mr. Elias and Mr. Scannell were eligible for the Special Incentive Bonus Plan for Fiscal 2020, and the program has been eliminated for Fiscal 2021.

Changes to Long-Term Incentive Design – In Fiscal 2020, Dell Technologies transitioned equity incentives for its executive officers from our Management Equity Program, or MEP, which focused on multi-year grants of equity, to an annual equity grant program. This new program employs a mix of time-based and performance-based RSU awards vesting over three years. Fiscal 2020 performance-based awards used multiple performance measures, including non-GAAP net revenue (non-GAAP revenue), non-GAAP operating income and relative total shareholder return (rTSR), and offered a maximum vesting opportunity of up to 200% of the target number of shares for exceptional performance.

For Fiscal 2020, performance-based and time-based equity awards, including performance-based awards for which applicable performance metrics for future fiscal years had not yet been established, represented approximately 73% of compensation for our named executive officers other than Mr. Dell.
____________

*	Excludes Mr. Dell.

Executive Compensation Philosophy and Core Objectives

Effective April 2, 2019, the Nominating and Governance Committee of the Board of Directors assumed responsibility for acting as the compensation committee of the Board. The Nominating and Governance Committee is composed of Mr. Dell, as Chair of the committee, Egon Durban and David Dorman. References in this Compensation Discussion and Analysis to the “Committee” for periods prior to April 2, 2019 refer to the Executive Committee of the Board of Directors, and thereafter refer to the Nominating and Governance Committee.

Our core compensation objectives that reinforce our strong pay-for-performance philosophy include:

•	aligning the interests of our named executive officers and other executive officers with those of Dell Technologies’ stockholders by emphasizing long-term, performance-dependent compensation;

•	creating a culture of meritocracy by linking pay to individual and Company performance;

•	providing appropriate cash or equity incentives for achieving Dell Technologies’ financial goals and strategic objectives; and

•	providing compensation opportunities that are competitive with companies with which Dell Technologies competes for executive talent.

Executive Compensation Overview

Elements of Total Compensation Package – The primary components of Dell Technologies’ compensation program for named executive officers consist of base salary, annual incentive bonuses, long-term time-based and performance-based equity incentives and limited benefits and perquisites. Dell Technologies does not target a fixed mix of pay for executive officers, but instead evaluates each executive officer individually, and may consider such factors, among others, as individual level of responsibility, market practices and internal equity considerations.

Compensation Consultants – The Committee did not engage any compensation consultant to advise on executive officer compensation matters for Fiscal 2020. The Committee has relied on the general knowledge and experience of its members, as well as peer group data, analysis, and recommendations presented by management and developed in consultation with Mercer, the external compensation consultant engaged by management. For information about management’s use of a compensation consultant, see “Proposal 1 – Corporate Governance – Use of Compensation Consultant.”

Process for Evaluating and Determining Executive Officer Compensation – Dell Technologies conducts a thorough evaluation of the performance of each named executive officer and each other executive officer annually based on a number of subjective and objective factors and then makes a recommendation to the Committee regarding such officer’s compensation for the current year. After input from management, including the Chief Executive Officer and the Chief Operating Officer and Vice Chairman, and the human resources department, the Committee determines the individual cash compensation elements and associated amounts for each executive officer other than Mr. Dell. When making individual compensation decisions for an executive officer, the Committee considers a variety of factors, including:

•	the annual performance of Dell Technologies and the executive officer’s business unit, if applicable;

•	the executive officer’s performance, experience and ability to contribute to Dell Technologies’ long-term strategic goals;

•	the executive officer’s historical compensation;

•	internal pay equity; and

•	retention considerations.

Matters regarding Mr. Dell’s compensation are subject to review and approval by the Board of Directors, rather than the Committee. Equity compensation for each named executive officer is subject to review and approval by the Board of Directors.

Compensation Risk Oversight – The Committee has undertaken a review of the Company’s material compensation processes, policies and programs for all employees across the following categories: compensation mix; short-term and long-term incentive plan design; performance metrics; performance slope; clawback and recoupment policies; ownership requirements and severance or change in control policies under the executive compensation programs; and oversight. Based on its review, the Committee has determined that those processes, policies and programs do not encourage unnecessary or excessive risk, manipulation of financial measures to impact personal financial rewards, or behavior that focuses on short-term results at the expense of long-term value creation.

Consideration of Annual Say-On-Pay Results – At our annual meeting of stockholders in 2019, we received approximately 99% support for our Say-on-Pay vote. Despite this strong level of support, the Committee continues to discuss the executive compensation program with stockholders and reviews the program for potential areas of enhancement.

Individual Compensation Components

Base Salary

We use base salary to attract and retain talented executive officers needed to manage the business. Base salaries for each named executive officer (other than Mr. Dell) are determined annually by the Committee. The base salaries of our executive officers vary based on each executive officer’s level of responsibility, performance, experience, retention considerations, historical compensation and internal equity considerations.

For Fiscal 2020, Mr. Dell received a base salary at an annual rate of $950,000 in accordance with his employment agreement. Under his employment agreement, Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. Mr. Dell’s base salary remained unchanged from Fiscal 2019. For additional information concerning Mr. Dell’s employment agreement, see “– Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.”

The table below summarizes the base salary of each of the named executive officers for Fiscal 2020. As a result of payroll processes, the actual base salaries paid for the fiscal year may vary from those shown below.

Name	Fiscal 2020 Salary ($)
Michael S. Dell	950,000
Thomas W. Sweet	750,000(1)
Jeffrey W. Clarke	881,160(2)
Howard D. Elias	825,000(3)
William F. Scannell	750,000(4)
________

(1)	Mr. Sweet’s annual base salary rate increased from $725,000 to $750,000 in October 2019.

(2)	Mr. Clarke’s annual base salary rate increased from $851,160 to $881,160 in October 2019.

(3)	Mr. Elias’s annual base salary rate increased from $800,000 to $825,000 in October 2019.

(4)	Mr. Scannell’s annual base salary rate increased from $725,000 to $750,000 in October 2019.

Following the end of Fiscal 2020, in light of the disruption and uncertainty created by the global coronavirus (COVID-19) pandemic, effective on April 7, 2020, Mr. Dell voluntarily agreed to forgo receipt of all of his base salary except as necessary to fund, on an after-tax basis, his contributions to continue to participate in our health and welfare benefits plans, effective with the start of our second fiscal quarter on May 2, 2020. The salary waiver will continue through the end of Fiscal 2021, or until such earlier date as is determined by the Nominating and Governance Committee. Mr. Dell’s salary waiver will not modify other rights under his employment agreement or other compensation, but will impact incentive arrangements applicable to Mr. Dell that are determined by reference to his base salary, including his annual bonus target amount.

Annual Bonus Plans

In Fiscal 2020, all of Dell Technologies’ executive officers participated in the Dell Inc. Incentive Bonus Plan, or IBP, a program that forms a part of the Dell Inc. Annual Bonus Plan.

Incentive Bonus Plan

The IBP is designed to align executive officer pay with Dell Technologies’ short-term financial and strategic results, while also serving to attract, retain and motivate executive officers. For each element described below, determinations are made by the Committee for the named executive officers other than Mr. Dell.

IBP Formula

The Committee may consider the potential payout produced by the formula and such other factors as it deems appropriate, including macroeconomic conditions and significant corporate transactions, to ensure that the actual bonus payout appropriately takes into account these factors.

IBP Target Incentive Opportunity

The Committee establishes a target incentive opportunity annually for each executive officer expressed as a percentage of eligible earnings for that fiscal year. Under his employment agreement, Mr. Dell is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. For Fiscal 2020, target annual incentives were based on job grade, and for our named executive officers were as follows:

Name	Target Annual Incentive Opportunity as % of Eligible Earnings
Michael S. Dell	200%
Thomas W. Sweet	100%
Jeffrey W. Clarke	100%
Howard D. Elias	100%
William F. Scannell	100%

IBP Corporate Performance Modifier

The Committee establishes corporate performance measures and target goals annually. For Fiscal 2020, as for Fiscal 2019, the designated corporate performance measures and target goals were designed to drive profitable growth and achieve strategic objectives. The Committee chose to keep the same measures used for the Fiscal 2019 plan, consisting of non-GAAP revenue and non-GAAP operating income, as the two measures for the Fiscal 2020 plan. The targets for the IBP were intended to be “stretch” goals that could not be easily achieved.

Dell Technologies achieved solid financial results for Fiscal 2020. While Dell Technologies did not achieve the target non-GAAP revenue growth for Fiscal 2020, it exceeded the target non-GAAP operating income goal for Fiscal 2020 IBP, driving profitability. For Fiscal 2020, after excluding the results of subsidiaries Pivotal Software, Inc., VMware, Inc., SecureWorks Corp., RSA Security LLC, Virtustream Group Holdings, Inc. and Boomi, Inc. in calculating the IBP corporate performance modifier, Dell Technologies achieved non-GAAP revenue of $79.8 billion and non-GAAP operating income of $7.1 billion. Consistent with our philosophy of rewarding performance that achieves and exceeds Dell Technologies’ annual financial goals, our Fiscal 2020 performance resulted in a final corporate performance modifier of 126% of target.

The Committee retains subjective discretion to adjust IBP measures as it determines appropriate. For the Fiscal 2020 IBP, the corporate performance goals were set higher than the goals established for the Fiscal 2019 program for non-GAAP revenue and non-GAAP operating income. A summary of the Fiscal 2020 IBP goals are as follows:

Performance Metrics	Threshold	Plan (Target)	Above Plan (1)
70% Non-GAAP revenue (billions) (2)	$74.1B	$82.4B	$102.1B
30% Non-GAAP operating income (billions) (3)	$5.7B	$6.3B	$7.9B
IBP modifier	70%	100%	175%
________

(1)	For Fiscal 2020, there was no cap on the IBP corporate performance modifier. The modifier would increase on a linear basis for performance above target.

(2)
For purposes of the IBP, non-GAAP revenue generally is calculated by adjusting Dell Technologies’ net revenue as computed on a GAAP basis to exclude the impact of purchase accounting. Non-GAAP revenue for this purpose is not calculated in the same manner in which non-GAAP revenue is calculated for external financial reporting purposes. Non-GAAP revenue used for Fiscal 2020 IBP measures excludes the results of certain subsidiaries as described above.

(3)
For purposes of the IBP, non-GAAP operating income generally is calculated by adjusting Dell Technologies’ operating income as computed on a GAAP basis to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses and other corporate expenses. Non-GAAP operating income for this purpose is not calculated in the same manner in which non-GAAP operating income is calculated for external financial reporting purposes. Non-GAAP operating income used for Fiscal 2020 IBP measures excludes the results of certain subsidiaries as described above.

IBP Individual Performance Modifier

In view of the executive officers’ potential to influence corporate performance, the Committee (or, in regard to Mr. Dell, the Board of Directors) takes into account personal performance in determining executive officers’ bonus amounts, assigning each executive officer an individual modifier from zero to 150% following the end of each fiscal year.

In determining individual performance modifiers, the Committee may consider such factors as achievement of financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, and ethics and compliance. The Committee does not place specific weightings on any such objective, but assigns each individual executive officer an individual performance modifier based on a holistic and subjective assessment of the officer’s performance.

IBP Payouts for Fiscal 2020

Following the end of Fiscal 2020, the Board of Directors approved Mr. Dell’s bonus amount and the Committee approved the bonus amounts of the other named executive officers. The individual and corporate performance modifiers for the named executive officers are shown below along with the corresponding bonus payment amounts:

Name	Target IBP ($)	Individual Modifier (%)	Corporate Modifier (%)	Bonus Payment ($)
Michael S. Dell	1,900,000	100	126	2,394,000
Thomas W. Sweet	732,692	125	126	1,153,990
Jeffrey W. Clarke	860,391	125	126	1,355,115
Howard D. Elias	807,692	110	126	1,119,462
William F. Scannell	732,692	95	126	877,033

Special Incentive Bonus Plan

Before it was phased out beginning in Fiscal 2020, the Dell Inc. Special Incentive Bonus Plan, or SIB, was an annual discretionary bonus plan designed to reward and motivate executives who, for the fiscal year, are the most critical to driving Dell Technologies’ business unit goals and delivering key, business-critical objectives.

Beginning in Fiscal 2020, to further align the interests of executive officers with those of stockholders, following the introduction of a new, broad-based equity long-term incentive program, our SIB program was phased out and a greater portion of our executive officers’ compensation was paid in the form of long-term equity incentives, as discussed below. For executive officers who were eligible for the SIB program through Fiscal 2020 under a contractual commitment (including Mr. Elias and Mr. Scannell), the SIB program will be eliminated for Fiscal 2021.

The discretionary SIB payment to each of Mr. Elias and Mr. Scannell for Fiscal 2020 was determined by the Committee based on a holistic and subjective assessment of the named executive officer’s contributions to Dell Technologies’ performance, as well as the named executive officer’s contributions during Fiscal 2020 to achievement of major strategic initiatives. The target amount and payment for Fiscal 2020 under the SIB for each such named executive officer are shown below:

Name	Special Incentive Bonus Target ($)	Special Incentive Bonus Payment ($)
Howard D. Elias	2,500,000	2,500,000
William F. Scannell	3,000,000	3,000,000

Equity Incentives

We believe that equity incentive opportunities are the most significant component of total target executive officer compensation, as the provision of equity incentive opportunities aligns with our core compensation objectives by aligning compensation with stockholders’ interests, creating a culture of meritocracy, and enhancing our ability to attract and retain executive talent.

Our Fiscal 2020 equity compensation program is consistent with our compensation philosophy and core objectives. We believe the changes from our prior program will enable us to take advantage of our publicly-traded stock as a tool for more effectively aligning the interests of executive officers and other employees with those of our stockholders and for competing for executive talent. The changes also reflect our decision to shift toward the use of equity rather than cash compensation in our employee long-term incentive programs.

Fiscal 2020 Equity Program

In connection with the listing of our Class C common stock on the NYSE effective on December 28, 2018, the Committee instituted certain prospective changes to Dell Technologies’ equity compensation program effective for Fiscal 2020. The new program includes our executive officers but extends to a much larger group of Dell Technologies employees than the previous program. While we grant RSU awards to executive officers under our Fiscal 2020 equity compensation program, awards under the new program differ in the following significant respects from the MEP full-value awards described below:

•
Beginning with Fiscal 2020, we expect to make equity awards annually, with these annual awards generally having a three-year vesting period that features annual ratable vesting for time-based RSUs and cliff vesting three years after the grant date for performance-based RSUs. The grant of these awards will replace our previous practice of larger, more infrequent grants.

•
Fiscal 2020 performance-based RSUs will become eligible to vest based on achievement measured against a combination of (1) annual financial performance metrics for each year during the three year-period (collectively weighted 50%) and (2) rTSR over a three-year performance period (also weighted 50%). For the first one-year period, covering Fiscal 2020, the annual financial performance metrics consisted of achievement against Fiscal 2020 targets for non-GAAP revenue (weighted 15%) and non-GAAP operating income (weighted 35%).

•
The rTSR measure will be calculated by comparing the percentage of appreciation in the fair market value of a share of Class C common stock to the stock appreciation of a group of companies consisting of constituents of the Standard & Poor’s Information Technology Index, as follows:

•
Performance-based RSUs will have a maximum vesting opportunity of up to 200% of the target number of shares, which, when coupled with the potential stock price appreciation, affords executive officers the opportunity to earn more than the target value of these awards if performance exceeds expectations. There is no guaranteed level of performance, however, so if performance is below threshold across each of the performance measures, the entire amount of performance-based RSUs could be forfeited.

•
In light of the broad-based nature of the Fiscal 2020 equity compensation program, RSU awards granted under the program do not provide for acceleration of vesting upon a termination of employment following a change in control of Dell Technologies. Outstanding RSU awards granted under the program will terminate in connection with a termination of employment for any reason other than death or disability, including termination in connection with a change in control.

The allocation of awards between time-based and performance-based awards for each executive officer may vary in future periods. For Fiscal 2020, 70% of each named executive officer’s annual award was in the form of performance-based RSUs, and 30% was in the form of time-based RSUs. Mr. Scannell received an additional grant of time-based RSUs in December 2019. Based on the achievement of Fiscal 2020 financial performance measures relative to target, the modifier applicable to the first tranche of Fiscal 2020 performance-based RSU awards will be 135% and a corresponding number of RSUs will be eligible to vest on March 15, 2022, subject to continued service.

MEP

Before Fiscal 2020, our executive officers other than Mr. Dell participated in the Management Equity Program. MEP awards were issued under the Stock Incentive Plan and were intended to motivate executive officers to make decisions in support of long-term corporate financial interests and align the interests of the executive officers with the interests of Dell Technologies’ stockholders by providing a return if Dell Technologies’ stock price appreciates. MEP awards also served to attract and retain qualified employees. MEP awards were made in the form of either stock option awards or full-value awards in the form of restricted stock or restricted stock units, and typically consisted of a combination of time-based vesting awards and performance-based vesting awards. The Committee’s allocation of MEP awards between time-based and performance-based awards for each executive officer varied, but generally at least one-half of an executive officer’s MEP award was in the form of a performance-based award.

As discussed previously, effective beginning in Fiscal 2020, the equity incentive program in which our executive officers other than Mr. Dell participate consists of awards of RSUs with time-based and performance-based vesting components. This program is described above under “–Fiscal 2020 Equity Program.”

MEP Stock Options

MEP stock option awards consisted of two types of award. The first type of award was a time-based stock option to purchase shares of our Class C common stock. Our time-based option awards generally vested ratably over five years.

The second type of award, a performance-based award, was a stock option to purchase Class C common stock that became exercisable based on the level of return achieved on the initial Dell Technologies equity investment of Mr. Dell and the SLP stockholders in connection with the 2013 going-private transaction in which Dell Technologies acquired Dell Inc., which we refer to as the going-private transaction.

For more information about outstanding option awards, see “Compensation of Executive Officers – Outstanding Equity Awards at End of Fiscal 2020” and “– Stock Incentive Plan.”

MEP Full-Value Stock Awards

Beginning with our acquisition of EMC in September 2016, which we refer to as the EMC merger, to align the interests of executive officers with those of stockholders and in order to retain EMC executive talent, Dell Technologies granted equity incentive awards in the form of full-value awards consisting of restricted stock or restricted stock units. As with our stock option MEP awards, these full-value MEP awards consist of two types of award. The first is a time-based award that settles in shares of our Class C common stock and that vests ratably over three years. The second is a performance-based award that settles in shares of our Class C common stock and that vests based on the level of return achieved on the Dell Technologies equity investment of Mr. Dell and the SLP stockholders in connection with the EMC merger, which we also refer to as return on equity.

Return on equity for performance-based MEP full-value awards is measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies, and the number of performance-based MEP full-value shares eligible to test for vesting varies depending upon the measurement date or event. The Committee believes the vesting design of these awards aligns the interests of executive officers with the interests of Dell Technologies’ stockholders by compensating executive officers only if a minimum level of return on equity is achieved. Performance-based MEP full-value awards must achieve a threshold return on equity of at least 2x in order for 25% of the award to vest and 3.5x in order for 100% of the award to vest, with ratable vesting based on achievement between the two threshold measures.

Return on equity for full-value awards granted in connection with the EMC merger is determined based on an initial value of $27.50 per share of Class C common stock, and is subject to adjustment for certain events.

For more information about our outstanding full-value awards, see “Compensation of Executive Officers – Outstanding Equity Awards at End of Fiscal 2020” and “– Stock Incentive Plan.”

Other Compensation Components

Benefits and Perquisites

Dell Technologies provides executive officers limited benefits and perquisites. While such benefits and perquisites are not a significant part of Dell Technologies’ executive officer compensation on a dollar value basis, the Committee (or, with respect to Mr. Dell, the Board of Directors) believes that these elements of compensation are important to delivering a competitive package to attract and retain qualified executive officers. Benefits and perquisites include those described below.

•
Annual Physical – Dell Technologies pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, each subject to an annual maximum payment of $5,000 per person.

•
Technical Support – Dell Technologies provides executive officers with computer technical support and, in some cases, certain home network equipment. The incremental cost to Dell Technologies of providing these services is limited to the cost of hardware provided and is not material.

•
Security – Dell Technologies provides executive officers with security services, including alarm installation and monitoring and, in some cases, certain home security upgrades in accordance with the recommendations of an independent security study. Mr. Dell reimburses the Company for costs related to his and his family’s personal security protection.

•
Financial Counseling and Tax Preparation Services – Under the terms of his employment agreement, Mr. Dell is entitled to reimbursement for financial counseling services (including tax preparation) up to $12,500 annually. Other executive officers are eligible for reimbursement of up to $15,000 annually for financial counseling services (including tax preparation).

•
Travel Expenses – Dell Technologies pays for reasonable travel expenses for the executive officer’s spouse or domestic partner to attend Dell Technologies-sponsored events, if the travel is at the request of Dell Technologies.

•
Other – The executive officers participate in Dell Technologies’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Dell Inc. 401(k) Plan. For additional information, see “Compensation of Executive Officers – Other Benefit Plans.”

For more information about Dell Technologies’ arrangements with Mr. Dell with respect to security, travel and certain other benefits, see “Additional Information – Certain Relationships and Related Transactions – Transactions with Michael S. Dell and Other Related Persons.”

Other Compensation Matters

Stock Ownership Guidelines

The Board of Directors has not adopted stock ownership requirements for our directors or executive officers. The Board of Directors and the Committee believe that at this time the design of Dell Technologies’ equity compensation strategy for executive officers links the interests of executive officers closely with those of other Dell Technologies stockholders. Additionally, Mr. Dell’s ownership in the company already reflects his full alignment with the long-term performance of Dell Technologies.

Hedging Policy and Prohibited Transactions

Dell Technologies maintains a securities trading policy that applies to our directors and employees, including executive officers and other officers, and prohibits certain activities relating to specified securities, as described below. The policy also generally applies to family members who reside with any director or employee, any other person who lives in the director or employee’s household, and any other family members whose transactions in securities are directed by, or subject to the influence or control of, the director or employee, as well as entities, such as a corporation, partnership or trust, that the director or employee controls.

The activities prohibited by the policy include (1) hedging and monetization transactions that would permit any such person to continue to own the securities without the full risks and rewards of ownership, (2) transactions in put options, call options or other derivative securities on an exchange or in any other organized market and (3) the holding of the securities in a margin account or other pledging of the securities as collateral for a loan. The policy prohibits hedging and monetization transactions without regard to the means by which they are accomplished, whether through the use of financial instruments such as prepaid variable forwards, equity swaps, collars or exchange funds or otherwise, including short sales, option positions and pledges arising from certain types of hedging transactions.

The foregoing provisions of the securities trading policy apply to transactions in all securities, including equity securities, issued by Dell Technologies or specified subsidiaries, including VMware, Inc. and SecureWorks Corp., that are held by any person covered by the policy. Equity securities subject to the policy include awards granted under equity compensation plans, as well as derivative securities that are not issued by the foregoing entities, such as exchange-traded put or call options or swaps relating to those entities’ securities.

The administrator of the policy has the discretion, on a case-by-case basis and in appropriate circumstances, to waive or modify the restrictions and prohibitions on the hedging and other transactions described above.

Recoupment Policy for Performance-Based Compensation

If Dell Technologies restates its reported financial results, the Board of Directors will review the bonus and other cash or equity awards made to the executive officers, including the named executive officers, based on financial results during the period subject to the restatement and, to the extent practicable under applicable law, Dell Technologies will seek to recover or cancel any of these awards that were awarded as a result of achieving performance targets that would not have been met under the restated financial results.

Employment Agreements; Severance and Change-in-Control Arrangements

Employment Agreement with Michael S. Dell

On October 29, 2013, in connection with the closing of the going-private transaction, Dell Technologies and Dell Inc. entered into an employment agreement with Mr. Dell, under which Mr. Dell serves as Chief Executive Officer and Chairman of the Board of Directors of Dell Technologies. Under the employment agreement, Mr. Dell may resign for any or no reason or the Board of Directors may terminate him at any time for “cause” (as defined below). In addition, following a change in control of Dell Technologies (as defined below) or a qualified initial public offering (as defined in the agreement), the Board of Directors may terminate Mr. Dell for any or no reason. Notwithstanding the termination provisions of the employment agreement, the Dell Technologies certificate of incorporation provides that, without the approval of the holders of a majority of the Class A common stock, voting separately as a series, and subject to specified conditions, Mr. Dell may not be removed as the Chief Executive Officer, and the Chief Executive Officer will serve as the Chairman of the Board. As described elsewhere in this proxy statement, Mr. Dell and the other MD stockholders beneficially owned, in aggregate, approximately 99.8% of the Class A common stock outstanding as of the record date for the annual meeting.

Under the employment agreement, Mr. Dell receives an annual base salary of $950,000 and is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. As discussed under “Compensation Discussion and Analysis – Individual Compensation Components – Other Compensation Components – Benefits and Perquisites,” Dell Technologies reimburses Mr. Dell for financial counseling and tax preparation up to $12,500 per year, an annual physical (for himself and his spouse) up to $5,000 per person and all travel and business expenses reasonably incurred by Mr. Dell. Dell Technologies also provides Mr. Dell and his family with business-related security protection.

Pursuant to the agreement, Mr. Dell received a stock option to purchase 10,909,091 shares of the Class A common stock of Dell Technologies (formerly Series A common stock) with a per share exercise price equal to $13.75. The option vested ratably over five years from the grant date and was fully vested in Fiscal 2019. As of the end of Fiscal 2020, Mr. Dell had exercised this option in full.

As a result of his substantial stock ownership, Mr. Dell believes that he is appropriately incentivized and that his interests are appropriately aligned with stockholders’ interests. Mr. Dell did not receive any stock-based compensation from the Company in Fiscal 2020.
Mr. Dell is subject to a covenant of indefinite duration not to disclose confidential information and an obligation to assign to Dell Technologies and Dell Inc. any intellectual property created by Mr. Dell during his employment.

Under the employment agreement, “cause” is generally defined as any of the following events:

•	the conviction of Mr. Dell for a felony resulting in his incarceration; or

•
the legal incapacity of Mr. Dell to serve as (1) a director of Dell Technologies or certain subsidiaries of Dell Technologies or (2) the chief executive officer of Dell Technologies or certain subsidiaries of Dell Technologies.

Under the employment agreement, a “change in control” is generally defined as any of the following events:

•	a sale or disposition of all or substantially all of the assets of Dell Technologies and its subsidiaries, taken as a whole, to any person, entity or group;

•
any person, entity or group (other than Mr. Dell, the SLP stockholders or certain related parties) becomes the beneficial owner of capital stock representing 50% or more of the total voting power of Dell Technologies’ outstanding capital stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the following change-in-control event; or

•
any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own capital stock representing a majority of the total voting power of the resulting entity in substantially the same proportions as their ownership in Dell Technologies immediately before such a transaction.

Severance and Change-in-Control Arrangements with Other Named Executive Officers

Each of the other named executive officers, consisting of Messrs. Sweet, Clarke, Elias and Scannell, has entered into a severance agreement with Dell Technologies pursuant to which, if the executive’s employment is terminated without “cause,” or if the executive resigns for “good reason” (each as defined below), the executive will receive a severance payment. The severance payment for each executive will be equal to 300% of the executive’s then-current annual base salary. Two-thirds of this severance amount will be payable following termination of employment and the remainder will be payable on the one-year anniversary of such termination. Each of these severance agreements obligates the executive to comply with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and also provides that each executive may not use or disclose certain confidential information of Dell Technologies as set forth in the agreement at any time during or after the executive’s employment.

The treatment of outstanding unvested equity awards held by such named executive officers upon a termination of employment varies depending on the dates on which the awards were granted.
As of the end of Fiscal 2020, Messrs. Elias and Scannell held unvested performance-based equity awards that were granted under the Management Equity Program between the closing of the EMC merger in September 2016 and the end of Fiscal 2019. If either such named executive officer is terminated without cause or resigns for good reason during the change-in-control period or such executive dies or becomes disabled at any time, the outstanding, unvested portion of the executive’s performance-based vesting MEP award will not be forfeited, but will remain outstanding (subject to expiration in accordance with its terms) and eligible to vest based on Dell Technologies’ achievement of the return on equity target, as described above. If a termination without cause or a resignation for good reason occurs during the three-month period before a change in control, such performance-based vesting MEP award will remain outstanding for the three-month period to determine whether the change in control occurs. If no change in control occurs on or before the expiration of that period, the performance-based vesting MEP award will be forfeited.

Equity awards granted to the foregoing named executive officers in March 2019 under our Fiscal 2020 equity compensation program will be forfeited upon termination of employment, except in the case of termination due to death or disability, as described under “– Individual Compensation Components – Equity Incentives – Fiscal 2020 Equity Program.” The awards provide no exception to this treatment in the case of a termination of employment following a change in control of Dell Technologies. In the case of termination due to death or disability, the outstanding, unvested portion of such named executive officer’s time-based vesting awards and the portion of such named executive officer’s performance-based awards for which performance has been determined will vest and the portion of such named executive officer’s performance-based awards for which performance has not been determined will vest at the target level.

Dell Technologies believes that the severance benefits it provides to the foregoing named executive officers are appropriate in light of the severance protections available to similarly-situated executive officers at companies that compete with Dell Technologies for executive talent. Dell Technologies believes the severance benefits help to attract and retain key executives who may be presented with alternative employment opportunities that might appear to be more attractive absent these protections.

Under the severance agreements, “cause” generally is defined as any of the following events:

•	a violation of confidentiality obligations;

•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;

•	conduct that constitutes gross neglect, insubordination, willful misconduct or breach of Dell Technologies’ code of conduct or the executive’s fiduciary duty; or

•	a determination that the executive violated laws relating to the workplace environment.

Under the severance agreements, “good reason” generally is defined as any of the following events, if in each case not timely cured:

•	a material reduction in base salary;

•	a material adverse change in title or reduction in authority, duties or responsibilities; or

•	a change in the executive’s principal place of work of more than 25 miles.

Under the severance agreements, “change in control” has the meaning set forth in the Stock Incentive Plan, which generally defines the term to include any of the following events:

•
the sale or disposition, in one or a series of related transactions, to any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than to the Sponsor Stockholders or any of their respective affiliates or to any person or group in which any of the foregoing is a member, of all or substantially all of the consolidated assets of Dell Technologies;

•
any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders or any of their respective affiliates or any person or group in which any of the foregoing is a member, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding shares of Dell Technologies common stock, other than as a result of any merger or consolidation that does not constitute a change in control pursuant to the event immediately set forth below;

•
any merger or consolidation of Dell Technologies with or into any other person, unless the holders of the Dell Technologies common stock immediately prior to such merger or consolidation beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) a majority of the outstanding shares of the common stock (or equivalent voting securities) of the surviving or successor entity (or the parent entity thereof); or

•
prior to an initial public offering of the Class C common stock that is registered under the Securities Act of 1933, the Sponsor Stockholders and their respective affiliates cease to have the ability to cause the election of that number of members of the Board who would collectively have the right to vote a majority of the aggregate number of votes represented by all of the members of the Board, and any person or group (as such term is used for purposes of Section 14(d)(2) of the Exchange Act), other than the Sponsor Stockholders and their respective affiliates or any person or group in which any of the foregoing is a member, beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board than the shares of outstanding voting stock which the Sponsor Stockholders and their respective affiliates collectively beneficially own (within the meaning of Rule 13d-3 under the Exchange Act).

For purposes of this provision of the Stock Incentive Plan, the term Sponsor Stockholders refers collectively to the MD stockholders (as defined in Annex A to this proxy statement) and the SLP stockholders (as defined in Annex A to this proxy statement).
For more information about potential payments to Mr. Dell under his employment agreement and to our other named executive officers under their severance agreements, see “Compensation of Executive Officers – Potential Payments Upon Termination of Employment or Change in Control.”

Other Factors Affecting Compensation

Prior to December 22, 2017, when the Tax Cuts and Jobs Act of 2017, or Tax Reform, was signed into law, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly-held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year unless the compensation qualified as “performance-based.” Dell Technologies’ compensation programs for executive officers during Fiscal 2020 were not designed with the goal of qualifying as “performance-based” compensation under Section 162(m), in part because the performance-based compensation exemption under Section 162(m) was no longer available as a result of Tax Reform. Dell Technologies expects that in the future, as in previous periods, it will pay compensation in excess of $1 million to executive officers, including named executive officers, that will not be deductible under Section 162(m).

COMPENSATION OF EXECUTIVE OFFICERS

Fiscal 2020 Summary Compensation Table

The following table summarizes the total compensation paid for the fiscal years indicated by Dell Technologies to the following persons, each of whom was serving as an executive officer of Dell Technologies as of January 31, 2020, which was the last day of Fiscal 2020:

•	Michael S. Dell, who served as our principal executive officer

•	Thomas W. Sweet, who served as our principal financial officer

•	Jeffrey W. Clarke, Howard D. Elias and William F. Scannell, our three other most highly compensated employees

We refer to these executive officers as our named executive officers.

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Non-equity incentive plan compensation (2) ($)	All other compensation ($)	Total ($)
Michael S. Dell Chairman and Chief Executive Officer	2020	950,000	—	—	2,394,000	15,058	3,359,058
	2019	950,000	—	—	2,660,000	13,801	3,623,801
	2018	950,000	—	—	1,786,000	19,901	2,755,901
Thomas W. Sweet Chief Financial Officer	2020	732,692	—	5,354,646(3)	1,153,990	45,705	7,287,033
	2019	725,000	2,250,000	—	1,218,000	35,918	4,228,918
	2018	725,000	2,000,000	—	783,725	61,034	3,569,759
Jeffrey W. Clarke Chief Operating Officer and Vice Chairman	2020	860,391	—	7,072,202(3)	1,355,115	46,391	9,334,099
	2019	851,160	4,000,000	—	1,549,111	45,798	6,446,068
	2018	846,833	3,000,000	—	995,029	35,007	4,876,869
Howard D. Elias President, Services and Digital	2020	807,692	4,166,667(4)	5,908,536(3)	1,119,462	77,608	12,079,965
William F. Scannell President, Global Sales and Customer Operations	2020	732,692	4,666,667(5)	13,640,018(3)(6)	877,033	27,239	19,943,649
	2019	725,000	4,666,667	—	1,065,750	41,001	6,498,418
__________

(1)
The assumptions used by us to calculate this amount are incorporated herein by reference to Note 16 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 31, 2020, filed with the SEC on March 27, 2020, which we refer to as our 2020 Form 10-K. Stock awards shown include a time-based award of shares under the MEP.

(2)	Amounts represent payments under the IBP.

(3)
Stock awards shown include awards granted in March 2019 consisting of (a) time-based restricted stock units, (b) performance-based restricted stock units based on rTSR for the three-year period including Fiscal 2020 through Fiscal 2022, or Fiscal 2020-2022, and (c) performance-based restricted stock units based on Fiscal 2020 non-GAAP revenue and non-GAAP operating income for Dell Technologies.

(4)	Amount represents award of $2,500,000 under the SIB for Fiscal 2020 and vesting of award of $1,666,667 under the long-term cash incentive award granted to Mr. Elias on September 14, 2016.

(5)	Amount represents award of $3,000,000 under the SIB for Fiscal 2020 and vesting of award of $1,666,667 under the long-term cash incentive award granted to Mr. Scannell on September 14, 2016.

(6)
The awards shown include time-based restricted stock units granted in December 2019 to Mr. Scannell in connection with the expansion of his responsibilities to include leading Dell’s newly combined sales organization.

All Other Compensation Table

The following table summarizes the information included in the All Other Compensation column for Fiscal 2020 in the Fiscal 2020 Summary Compensation Table.

Name	Air travel(1) ($)	Retirement plans matching contribution ($)	Benefit plans ($)	Annual physical ($)	Security ($)	Imputed income(2) ($)	Other ($)	Total ($)
Michael S. Dell	—	7,500	4,270	3,288	—	—	—	15,058
Thomas W. Sweet	—	7,615	11,210	3,752	—	7,873	15,255(3)	45,705
Jeffrey W. Clarke	4,138	7,615	7,770	4,638	9,386	2,713	10,131(4)	46,391
Howard D. Elias	—	7,500	11,484	4,921	—	26,876	26,827(5)	77,608
William F. Scannell	—	7,615	7,310	—	—	11,006	1,308(6)	27,239
__________

(1)
Represents the value of personal use of Dell-owned aircraft. Such use is valued based on the aggregate incremental cost to Dell determined on a per flight basis and includes the cost of fuel used, the hourly cost of aircraft maintenance, landing fees, trip-related hangar and parking costs, and crew-related costs. The incremental cost does not include “deadhead” flights (a return flight on which no passenger was on board). There were no associated deadhead flights for Fiscal 2020.

(2)
Represents the incremental cost of travel by spouses and attendance by the executive officers and spouses at Dell Technologies-sponsored events. For additional information, see “Compensation Discussion and Analysis – Individual Compensation Components – Other Compensation Components – Benefits and Perquisites.”

(3)
Represents tax and financial planning expenses of $9,200, contribution by Dell Technologies to match the executive officer’s charitable contribution of $5,940, and earnings under the activity perquisites and healthy rewards programs of $115.

(4)	Represents contribution by Dell Technologies to match the executive officer’s charitable contribution of $10,000 and earnings under the activity perquisites and healthy rewards programs of $131.

(5)
Represents tax and financial planning expenses of $15,000, contribution by Dell Technologies to match the executive officer’s charitable contribution of $11,500, fitness program reimbursements of $300 and earnings under the healthy rewards programs of $27.

(6)	Represents contribution by Dell Technologies to match the executive officer’s charitable contribution of $1,250 and earnings under the healthy rewards programs of $58.

Grants of Plan-Based Awards in Fiscal 2020

The following table sets forth certain information about grants of plan-based awards that Dell Technologies made to the named executive officers during Fiscal 2020. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis – Individual Compensation Components – Annual Bonus Plans – Incentive Bonus Plan,” “– Annual Bonus Plans – Special Incentive Bonus Plan” and “– Equity Incentives.”

Name	Type of award (1)	Grant date	Estimated future payouts under non-equity incentive plan awards (2)			Estimated future payouts under equity incentive plan awards (3)			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael S. Dell	IBP	—	—	1,900,000	—	—	—	—	—	—
Thomas W. Sweet	IBP	—	—	732,692	—	—	—	—	—	—
	PSU-rTSR(4)	3/15/2019	—	—	—	16,852	33,704	67,408	—	2,937,978
	PSU-FIN(5)	3/15/2019	—	—	—	5,618	11,235	22,470	—	676,684
	RSU	3/15/2019	—	—	—	—	—	—	28,889(6)	1,739,984
Jeffrey W. Clarke	IBP	—	—	860,391	—	—	—	—	—	—
	PSU-rTSR(4)	3/15/2019	—	—	—	22,257	44,515	89,030	—	3,880,373
	PSU-FIN(5)	3/15/2019	—	—	—	7,419	14,839	29,678	—	893,753
	RSU	3/15/2019	—	—	—	—	—	—	38,155(6)	2,298,076
Howard D. Elias	IBP	—	—	807,692	—	—	—	—	—	—
	PSU-rTSR(4)	3/15/2019	—	—	—	18,595	37,190	74,380	—	3,241,852
	PSU-FIN(5)	3/15/2019	—	—	—	6,199	12,398	24,796	—	746,732
	RSU	3/15/2019	—	—	—	—	—	—	31,877(6)	1,919,952
William F. Scannell	IBP	—	—	732,692	—	—	—	—	—	—
	PSU-rTSR(4)	3/15/2019	—	—	—	16,852	33,704	67,408	—	2,937,978
	PSU-FIN(5)	3/15/2019	—	—	—	5,618	11,235	22,470	—	676,684
	RSU	3/15/2019	—	—	—	—	—	—	28,889(6)	1,739,984
	RSU	12/13/2019	—	—	—	—	—	—	167,890(7)	8,285,372
__________

(1)	Of the awards shown in the table:

•	“IBP” refers to the Dell Inc. Incentive Bonus Plan.

•	“PSU-rTSR” refers to Fiscal 2020 performance-based stock units eligible to vest based on achievement measured against the rTSR metric for Fiscal 2020-2022.

•	“PSU-FIN” refers to Fiscal 2020 performance-based stock units eligible to vest based on achievement measured against financial metrics for Fiscal 2020. See note 5 below.

•	“RSU” refers to time-based restricted stock units.

(2)
Each named executive officer participated in the IBP. Awards under this plan were funded at 126% based on the corporate modifier. An individual modifier was applied for Messrs. Sweet, Clarke, Elias and Scannell.

(3)
The amounts shown in the threshold, target and maximum columns reflect the minimum, target and maximum numbers, respectively, of Fiscal 2020 performance-based stock units that are eligible to vest subject to the achievement of Fiscal 2020-2022 performance goals. The threshold number of shares is 50% of the target number of shares and the maximum number of shares is 200% of the target number of shares. If any of these units become eligible to vest, they will vest in Fiscal 2022. For more information about these performance-based stock units, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives – Fiscal 2020 Equity Program.”

(4)	The amounts shown represent the shares subject to restricted stock unit awards that may be eligible to vest based on rTSR for Fiscal 2020-2022. The grant date fair value is $87.17.

(5)
The amounts shown represent the shares subject to restricted stock unit awards that may be eligible to vest based on the financial targets of non-GAAP revenue and non-GAAP operating income for Fiscal 2020 only. The grant date fair value is based on the closing price of the Class C common stock of $60.23 as reported on the NYSE on March 15, 2019, which reflects only the foregoing Fiscal 2020 financial targets. Achievement with respect to these restricted stock units was fixed at 135% of the target number of shares covered by the awards based on performance for Fiscal 2020. The Fiscal 2021 financial metrics were approved in March 2020 and will be presented in the proxy statement for the 2021 annual meeting of stockholders. The Fiscal 2022 financial targets will be approved in Fiscal 2021 and will be presented in the proxy statement for the 2022 annual meeting of stockholders.

(6)	One-third of these units vested on March 15, 2020 and the remaining two-thirds will vest in equal installments on March 15, 2021 and March 15, 2022.

(7)	One-half of these units will vest on each of December 13, 2021 and December 13, 2022.

Outstanding Equity Awards at End of Fiscal 2020

The following table sets forth certain information about outstanding option and stock awards held as of the end of Fiscal 2020 by the named executive officers.

Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock held that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Michael S. Dell	—	—	—	—	—	—	—	—	—
Thomas W. Sweet	681,818	—	—	13.75(1)	2/6/2024	44,056(2)	2,148,611	56,173(3)	2,739,557
	800,000	—	—	13.75(1)	2/6/2024	—	—	—	—
Jeffrey W. Clarke	1,199,720	—	—	13.75(1)	11/25/2023	58,187(4)	2,837,780	74,191(3)	3,618,295
	1,727,598	—	—	13.75(1)	11/25/2023	—	—	—	—
Howard D. Elias	—	—	—	—	—	48,614(5)	2,370,905	389,256(6)	18,984,015
William F. Scannell	—	—	—	—	—	211,946(7)	10,336,606	383,446(8)	18,700,661
__________

(1)
In approving this option award, the Board of Directors determined that the fair market value as of the grant date of each share of Class C common stock underlying the option award was equal to the merger consideration of $13.75 per share of Dell Inc. common stock paid to Dell Inc. public stockholders in the going-private transaction.

(2)
Mr. Sweet was granted a performance-based restricted stock unit award based on a target number of 11,235 shares on March 15, 2019. Of this award, 135% of the target (15,167 shares) became eligible to vest based on the achievement of Fiscal 2020 financial performance goals and will vest on March 15, 2022, subject to continued service. Mr. Sweet was also granted 28,889 time-based restricted stock units on March 15, 2019. One-third of the shares subject to those RSUs vested on March 15, 2020 and the remaining two-thirds will vest in equal installments on March 15, 2021 and March 15, 2022.

(3)
Represents restricted stock units that may vest on March 15, 2022 based on the achievement of Dell Technologies Fiscal 2021 and Fiscal 2022 financial performance and rTSR performance over a three-year performance period.

(4)
Mr. Clarke was granted a performance-based restricted stock unit award based on a target number of 14,839 shares on March 15, 2019. Of this award, 135% of the target (20,032 shares) became eligible to vest based on the achievement of Fiscal 2020 financial performance goals and will vest on March 15, 2022, subject to continued service. Mr. Clarke was also granted 38,155 time-based restricted stock units on March 15, 2019. One-third of the shares subject to those RSUs vested on March 15, 2020 and the remaining two-thirds will vest in equal installments on March 15, 2021 and March 15, 2022.

(5)
Mr. Elias was granted a performance-based restricted stock unit award based on a target number of 12,398 shares on March 15, 2019. Of this award, 135% of the target (16,737 shares) became eligible to vest based on the achievement of Fiscal 2020 financial performance goals and will vest on March 15, 2022, subject to continued service. Mr. Elias was also granted 31,877 time-based restricted stock units on March 15, 2019; one-third of the shares subject to those RSUs vested on March 15, 2020 and the remaining two-thirds will vest in equal installments on March 15, 2021 and March 15, 2022.

(6)
Mr. Elias was granted a performance-based restricted stock unit award based on a target number of 61,983 shares on March 15, 2019 that may vest on March 15, 2022 based on the achievement of Fiscal 2021 financial performance, Fiscal 2022 financial performance and rTSR performance for Fiscal 2020-2022. Mr. Elias was also granted 327,273 performance-based restricted stock awards on September 14, 2016 that may vest based on the level of return achieved on the initial equity investment in Dell Technologies calculated on specified measurement dates or upon the occurrence of specified events related to Dell Technologies.

(7)
Mr. Scannell was granted 167,890 time-based restricted stock units on December 13, 2019 that vest in equal annual installments on December 13, 2021 and December 13, 2022. Mr. Scannell was also granted a performance-based restricted stock unit award based on a target number of 11,235 shares on March 15, 2019. Of this award, 135% of the target (15,167 shares) became eligible to vest based on the achievement of Fiscal 2020 financial performance goals and will vest on March 15, 2022, subject to continued service. In addition, Mr. Scannell was granted 28,889 time-based restricted stock units on March 15, 2019. One-third of the shares subject to those RSUs vested on March 15, 2020 and the remaining two-thirds will vest in equal installments on March 15, 2021 and March 15, 2022.

(8)
Mr. Scannell was granted 56,173 performance-based restricted stock units on March 15, 2019 that may vest on March 15, 2022 based on the achievement of Fiscal 2021 financial performance, Fiscal 2022 financial performance and rTSR performance for Fiscal 2020-2022. Mr. Scannell was also granted 327,273 performance-based restricted stock awards on September 14, 2016 that may vest based on the level of return achieved on the initial equity investment in Dell Technologies calculated on specified measurement dates or upon the occurrence of specified events related to Dell Technologies.

Option Exercises and Stock Vested

The following table sets forth certain information about option exercises and vesting of restricted stock or restricted stock units during Fiscal 2020 for each of the named executive officers on an aggregate basis.

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Michael S. Dell	10,909,091	373,214,003	—	—
Thomas W. Sweet	600,000	22,487,778	—	—
Jeffrey W. Clarke	1,254,564	49,743,985	—	—
Howard D. Elias	163,111	4,068,717	72,727	3,891,622
William F. Scannell	193,659	5,131,124	72,727	3,891,622
__________

(1)	Represents the difference between the exercise price and the fair market value of our Class A common stock or Class C common stock, as the case may be, on the date of exercise for each option.

(2)	Represents the fair market value of our Class C common stock on the applicable vesting date, multiplied by the number of shares of stock that vested on such date.

Stock Incentive Plan

The purpose of the Dell Technologies Inc. 2013 Stock Incentive Plan (as amended and restated as of July 9, 2019), referred to as the Stock Incentive Plan, is to aid Dell Technologies in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on behalf of the Company by providing incentives through the granting of stock-based awards with respect to shares of Class C common stock and the granting of cash-denominated awards.

A total of 110,500,000 shares of Class C common stock may be issued under the Stock Incentive Plan, each subject to adjustment based on a change in the Company’s capitalization and other significant corporate events.

Employees, consultants, non-employee directors, and other service providers of the Company and its affiliates approved by the Committee are eligible to receive stock awards under the Stock Incentive Plan, subject to certain limits provided by law with respect to the granting of incentive stock options. The Nominating and Governance Committee has the full authority to determine who will be granted awards under the Stock Incentive Plan.

The Stock Incentive Plan provides for the grant of any of the following types of stock awards (or any combination thereof): options to purchase shares (incentive or nonqualified); stock appreciation rights to acquire shares; or other stock-based awards providing for the delivery of shares. Other stock-based awards the Company may grant include restricted stock, restricted stock units, deferred stock units and dividend equivalent rights.

Shares of Class C common stock acquired pursuant to awards granted under the Stock Incentive Plan are subject to transfer restrictions set forth in the Stock Incentive Plan, and for the named executive officers and certain other senior members of Dell Technologies, sale (put) provisions set forth in a management stockholders agreement with Dell Technologies.

If Dell Technologies undergoes a change in control, as defined in the Stock Incentive Plan, the Nominating and Governance Committee, at its discretion, may accelerate the vesting or cause any restrictions to lapse with respect to outstanding awards, may cancel such awards for fair value, or may provide for the issuance of substitute awards.

Subject to certain limitations specified in the Stock Incentive Plan, the Board of Directors may amend or terminate the Stock Incentive Plan. Unless earlier terminated, the Stock Incentive Plan will terminate ten years following its effective date, or October 29, 2023, but any awards outstanding under the Stock Incentive Plan as of the termination date will remain outstanding in accordance with their terms.

Other Benefit Plans

401(k) Retirement Plans

During Fiscal 2020, all named executive officers were eligible to participate in the Dell Inc. 401(k) Plan and receive matching contributions of up to 6% of the participant’s eligible compensation, with a maximum matching contribution of $7,500 per year. Participants in the plan may invest their contributions and the matching contributions in a variety of investment choices.

Deferred Compensation Plans

Dell Technologies maintains a nonqualified deferred compensation plan pursuant to which designated managerial or highly compensated employees, including the named executive officers, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses that they otherwise would have received when earned.

Dell Technologies does not make any matching or other contributions under the plan. The plan is intended to give participants the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature and the availability of which assists in the attraction and retention of executive talent. Participants’ account balances reflect gains and losses in the plan’s investment funds.

The following table shows the executive contributions, earnings and account balances in the deferred compensation plans for the named executive officers for Fiscal 2020.

Fiscal 2020 Nonqualified Deferred Compensation Table

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Michael S. Dell	—	—	—	—	—
Thomas W. Sweet	—	—	—	—	—
Jeffrey W. Clarke	—	—	—	—	—
Howard D. Elias	—	—	—	—	—
William F. Scannell	—	—	563	—	27,682

Potential Payments Upon Termination of Employment or Change in Control

The following table sets forth the amount of compensation that would become payable to each named executive officer under existing plans and arrangements if one of the events described in the table had occurred on January 31, 2020, based on the named executive officer’s compensation as of such date and, if applicable, based on the amount of outstanding stock-based awards held by the named executive officer as of such date and the fair market value as of such date of the Class C common stock. These benefits are in addition to benefits available before the occurrence of any termination of employment or change in control of Dell Technologies, including then-exercisable stock options, and benefits available generally to salaried employees, such as distributions under the 401(k) plan. In addition, in connection with any actual termination of employment or change-in-control transaction, Dell Technologies may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate.

The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the named executive officer’s current position and salary, the amount of stock-based awards held by the named executive officer and the fair market value of the Class C common stock.

For information about the events that constitute a “change in control” under Mr. Dell’s employment agreement, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.” For information about the events that constitute a “change in control” or a qualifying termination of employment under the severance agreements with the other named executive officers, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements with Other Named Executive Officers.”

Name	Severance payment(1) ($)	Acceleration benefit upon death or disability(2) ($)	Acceleration upon change in control ($)	Acceleration upon change in control and qualifying termination(3) ($)	Acceleration upon qualifying termination(4) ($)
Michael S. Dell	—	—	—	—	—
Thomas W. Sweet	2,250,000	4,888,168	—	—	—
Jeffrey W. Clarke	2,643,480	6,456,075	—	—	—
Howard D. Elias	2,475,000	5,393,816	—	—	—
William F. Scannell	2,250,000	13,076,164	—	—	—
__________

(1)	Represents estimated lump sum severance payments payable by Dell Technologies.

(2)
Represents the value of unvested restricted shares that are subject to vesting acceleration in the event of death or permanent disability, based on the closing price of $48.77 of the Class C common stock on January 31, 2020 as reported on the NYSE. All unvested MEP performance-based awards for Messrs. Elias and Scannell would remain outstanding and eligible to vest in accordance with their terms.

(3)	All unvested MEP performance-based awards for Messrs. Elias and Scannell would remain outstanding and eligible to vest in accordance with their terms.

(4)	A portion of the unvested MEP performance-based awards for Messrs. Elias and Scannell would remain outstanding and eligible to vest in accordance with their terms.

Pay Ratio Disclosure

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee, excluding our CEO. For Fiscal 2020, as determined under Item 402 of the SEC’s Regulation S-K, the annual total compensation for our CEO was $3,359,058, the annual total compensation for our median employee was $86,087, and the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation for Fiscal 2020 was 39 to 1.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In identifying our median employee, we calculated annual total target cash compensation of each employee as of November 14, 2017 for the 12-month period that ended on February 2, 2018. Total target cash compensation for this purpose consisted of base salary and target annual bonus and commission incentive and was calculated using internal human resources records. Based on our belief that there have not been any changes to our workforce, our employee compensation arrangements or the Fiscal 2018 median employee’s circumstances that would result in a significant change to the pay ratio, we used the same median employee used for our Fiscal 2018 pay ratio calculation to calculate our Fiscal 2020 pay ratio.

Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents as of May 4, 2020, except as otherwise indicated below, certain information based on our records and filings with the SEC regarding the beneficial ownership of our common stock by:

•	each director and director nominee;

•	each executive officer named in the Fiscal 2020 Summary Compensation Table under “Compensation of Executive Officers”;

•	all of our directors and executive officers as a group; and

•	each person known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock.

We are authorized under our certificate of incorporation to issue shares of the following classes of common stock that were outstanding as of May 4, 2020:

•	600,000,000 shares of Class A common stock, of which 384,538,823 shares were issued and outstanding as of May 4, 2020;

•	200,000,000 shares of Class B common stock, of which 101,685,217 shares were issued and outstanding as of May 4, 2020; and

•	7,900,000,000 shares of Class C common stock, of which 253,618,154 shares were issued and outstanding as of May 4, 2020.

The Class C common stock is registered under the Exchange Act and listed on the NYSE. No other class of our common stock is registered under the Exchange Act or listed on any securities exchange.
The calculation of beneficial ownership is made in accordance with SEC rules. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, any holder of Class A common stock or Class B common stock has the right at any time to convert all or any of the shares of such Class A common stock or Class B common stock into shares of Class C common stock on a one-to-one basis. The numbers of shares beneficially owned and applicable percentage ownership amounts set forth in the following table under the heading “Class C Common Stock” do not reflect conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.
The percentage of beneficial ownership as to any person as of May 4, 2020 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after May 4, 2020, by the sum of the number of shares outstanding as of May 4, 2020 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after May 4, 2020. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Dell Technologies believes that the beneficial owners of the common stock listed below, based on information furnished by the beneficial owners in SEC filings or otherwise, have sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Class C Common Stock		Percentage Ownership of All Outstanding Dell Technologies Common Stock
	Number	Percent (1)	Number	Percent (1)	Number	Percent (1)
Executive Officers and Directors:
Michael S. Dell (2)	350,834,081	91.2%	—	—	1,018,609	*	47.6%
Thomas W. Sweet (3)	—	—	—	—	1,487,658	*	*
Jeffrey W. Clarke (4)	—	—	—	—	2,658,986	1.0%	*
David W. Dorman (5)	—	—	—	—	121,597	*	*
Egon Durban	—	—	—	—	—	—	—
Howard D. Elias	—	—	—	—	497,802	*	*
William D. Green (6)	—	—	—	—	121,029	*	*
Ellen J. Kullman (7)	—	—	—	—	121,596	*	*
Simon Patterson	—	—	—	—	—	—	—
William F. Scannell	—	—	—	—	390,112	*	*
Lynn M. Vojvodich (8)	—	—	—	—	9,236	*	*
All directors and executive officers as a group (16 persons) (9)	350,834,081	91.2%	—	—	9,801,059	3.8%	48.3%
Other Stockholders:
SLD Trust (10)	32,890,896	8.6%	—	—	—	—	4.4%
SLP Stockholders (11)	—	—	101,685,217	100%	—	—	13.7%
Dodge & Cox (12)	—	—	—	—	24,139,365	9.5%	3.3%
Elliott Investment Management, L.P. (13)	—	—	—	—	20,653,712	8.1%	2.8%
GIC Private Limited (14)	—	—	—	—	18,054,531	7.1%	2.4%
Capital World Investors (15)	—	—	—	—	13,807,520	5.4%	1.9%
_________

*	Less than 1%.

(1)
Represents the percentage of Class A common stock, Class B common stock or Class C common stock beneficially owned by each stockholder included in the table based on the number of shares of each such class outstanding as of May 4, 2020 and without giving effect to the conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock, as described in the introduction to this table.

(2)
The shares of Class A common stock shown as beneficially owned by Mr. Dell do not include 32,890,896 shares of Class A common stock beneficially owned by Susan Lieberman Dell Separate Property Trust (the “SLD Trust”) and Susan L. Dell, of which Mr. Dell may be deemed the beneficial owner.

(3)
The shares of Class C common stock shown as beneficially owned by Mr. Sweet include 1,481,818 shares of Class C common stock that Mr. Sweet either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 4, 2020.

(4)
The shares of Class C common stock shown as beneficially owned by Mr. Clarke include 2,457,318 shares of Class C common stock that Mr. Clarke either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 4, 2020.

(5)
The shares of Class C common stock shown as beneficially owned by Mr. Dorman include 106,567 shares of Class C common stock that Mr. Dorman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 4, 2020 and 6,011 shares of Class C common stock issuable pursuant to deferred stock units.

(6)
The shares of Class C common stock shown as beneficially owned by Mr. Green include 106,567 shares of Class C common stock that Mr. Green either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 4, 2020.

(7)
The shares of Class C common stock shown as beneficially owned by Mrs. Kullman include 106,567 shares of Class C common stock that Mrs. Kullman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 4, 2020 and 12,773 shares of Class C common stock issuable pursuant to deferred stock units.

(8)
The shares of Class C common stock shown as beneficially owned by Ms. Vojvodich include 9,236 shares of Class C common stock that Ms. Vojvodich either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after May 4, 2020.

(9)
The shares shown as beneficially owned by all directors and executive officers as a group include 7,206,400 shares of Class C common stock that members of the group either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days of May 4, 2020 and 18,784 shares of Class C common stock issuable to members of the group pursuant to deferred stock units.

(10)
The information concerning the SLD Trust is based on Amendment No. 1 to Schedule 13G filed with the SEC on February 13, 2020 by the SLD Trust, Susan L. Dell, Hexagon Trust Company (the “Trustee”) and Marc R. Lisker (collectively, the “SLD Filing Persons”). The SLD Filing Persons report that, as of December 31, 2019, the SLD Trust is the record holder of the 32,890,896 shares of Class A common stock shown as beneficially owned, and that each of the SLD Trust, Ms. Dell, the Trustee and Mr. Lisker had shared voting power and shared dispositive power over 32,890,896 shares of Class A common stock. The SLD Filing Persons further report that Ms. Dell is the beneficiary of the Trust, the Trustee is the trustee of the Trust and each of Ms. Dell and the Trustee may be deemed to beneficially own the securities beneficially owned by the SLD Trust. The SLD Filing Persons also report that Mr. Lisker is the President of, and may be deemed to beneficially own the securities beneficially owned by, the Trustee. The address of each of the SLD Filing Persons is c/o Hexagon Trust Company, One Liberty Lane East, Hampton, New Hampshire 03842.

(11)
The information concerning the SLP stockholders is based on Amendment No. 2 to Schedule 13D filed with the SEC on January 2, 2020, reporting that the SLP stockholders may be deemed to be the beneficial owners, in the aggregate, of 101,685,217 shares of Class B common stock. The shares of Class B common stock shown as beneficially owned by the SLP stockholders consist of 39,047,589 shares of Class B common stock owned of record by SL SPV-2, L.P., 40,084,313 shares of Class B common stock owned of record by Silver Lake Partners IV, L.P., 589,774 shares of Class B common stock owned of record by Silver Lake Technology Investors IV, L.P., 21,697,586 shares of Class B common stock owned of record by Silver Lake Partners V DE (AIV), L.P. and 265,955 shares of Class B common stock owned of record by Silver Lake Technology Investors V, L.P. The general partner of SL SPV-2, L.P. is SLTA SPV-2, L.P. and the general partner of SLTA SPV-2, L.P. is SLTA SPV-2 (GP), L.L.C. (“SLTA SPV GP”). The SLP stockholders report that the general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C. (“SLTA IV”). The SLP stockholders further report that the general partner of each of Silver Lake Partners V DE (AIV), L.P. and Silver Lake Technology Investors V, L.P. is Silver Lake Technology Associates V, L.P., and the general partner of Silver Lake Technology Associates V, L.P. is SLTA V (GP), L.L.C. (“SLTA V”). The SLP stockholders also report that the managing member of each of SLTA SPV GP, SLTA IV and SLTA V is Silver Lake Group, L.L.C. and that Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities held by the SLP stockholders. The SLP stockholders have advised that Silver Lake is managed by Michael Bingle, Egon Durban, Kenneth Hao, Gregory Mondre and Joseph Osnoss. The address of each of the SLP stockholders and entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.

(12)
The information concerning Dodge & Cox is based on Amendment No. 1 to Schedule 13G filed with the SEC on February 13, 2020. Dodge & Cox reports that, as of December 31, 2019, it had sole voting power over 23,079,502 shares of Class C common stock and sole dispositive power over 24,139,365 shares of Class C common stock, and beneficially owned, in the aggregate, 24,139,365 shares of Class C common stock. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.

(13)
The information concerning Elliott Investment Management L.P. (“EIM”) is based on Amendment No. 1 to Schedule 13G filed with the SEC on January 13, 2020. EIM reports that, as of December 31, 2019, it had sole voting power and sole dispositive power over, and beneficially owned, 20,653,712 shares of Class C common stock (including 5,525,000 shares of Class C common stock underlying options beneficially owned by EIM). EIM further reports that, effective January 1, 2020, it is the investment manager of each of Elliott Associates, L.P. and Elliott International, L.P. (“Elliott International” and together with Elliott Associates, the “Elliott Funds”) with respect to the shares of Class C common stock (including shares underlying options) held by the Elliott Funds and their respective subsidiaries and that it has been delegated all voting and investment power over the securities held by Elliott Associates and Elliott International (and their respective subsidiaries). EIM also reports that Elliott Associates, Elliott International and Elliott International Capital Advisers Inc. are no longer reporting beneficial ownership of securities held by Elliott Associates and Elliott International (and their respective subsidiaries). EIM further reports that the general partner of EIM is Elliott Investment Management GP LLC (“EIM GP”) and that Paul E. Singer is the sole managing member of EIM GP. The address of each of EIM, EIM GP and Mr. Singer is 40 West 57th Street, 30th Floor, New York, New York 10019.

(14)
The information concerning GIC Private Limited (“GIC”) and certain affiliates is based on Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2020. Amendment No. 1 to Schedule 13G was filed by GIC, GIC Special Investments Private Limited (“GIC Special”) and Onset Investment Private Limited (“Onset”) (collectively, the “GIC Reporting Persons”). GIC reports that, as of December 31, 2019, it had sole voting power over 11,270,086 shares of Class C common stock, shared voting power over 6,784,445 shares of Class C common stock, sole dispositive power over 11,270,086 shares of Class C common stock and shared dispositive power over 6,784,445 shares of Class C common stock, and beneficially owned, in the aggregate, 18,054,531 shares of Class C common stock. GIC Special and Onset report that, as of December 31, 2019, each had sole shared voting power and shared dispositive power over 5,073,596 shares of Class C common stock, and beneficially owned, in the aggregate, 5,073,596 shares of Class C common stock. The GIC Reporting Persons report that Onset shares the power to vote and the power to dispose of 5,073,596 shares of Class C common stock held directly by it with GIC Special and GIC. The GIC Reporting Persons further report that GIC Special is wholly owned by GIC and is the private equity investment arm of GIC and that GIC is a fund manager and has two clients, the Government of Singapore (“GoS”) and the Monetary Authority of Singapore (“MAS”). The GIC Reporting Persons also report that under the investment management agreement with GoS, GIC has been given the sole discretion to exercise the voting rights attached to, and the disposition of, any shares managed on behalf of GoS and that, as such, GIC has the sole power to vote and power to dispose of the 11,270,086 shares of Class C common stock beneficially owned by GIC. The GIC Reporting Persons further report that GIC shares the power to vote and dispose of 1,710,849 shares of Class C common stock beneficially owned by it with MAS. The address of each of GIC, GIC Special and Onset is 168 Robinson Road, #37-01 Capital Tower, Singapore 068912.

(15)
The information concerning Capital World Investors is based on a Schedule 13G filed with the SEC on February 14, 2020. Capital World Investors reports that, as of December 31, 2019, it had sole voting power over 13,749,576 shares of Class C common stock and sole dispositive power over 13,807,520 shares of Class C common stock, and beneficially owned, in the aggregate, 13,807,520 shares of Class C common stock. The address of Capital World Investors is 333 South Hope Street, Los Angeles, California 90071.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of Dell Technologies Inc. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.
Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.
The Audit Committee reports that it has:

•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended January 31, 2020;

•	discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•
received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

•
based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended January 31, 2020, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

William D. Green, Chair David W. Dorman Ellen J. Kullman

ADDITIONAL INFORMATION

Director Nomination Process

Director Qualifications – The Board of Directors has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 – Election of Directors – Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Dell Technologies over time.
Selection and Nomination Process – Whenever a vacancy occurs on the Board of Directors with respect to a director, either because of a newly created director position or a serving director’s death, resignation, removal or retirement, the Board will select a person to fill the vacancy, including, to the extent applicable, in accordance with the terms of the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements – Stockholder Rights to Nominate Directors.” The new director will serve as a director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.
The Board of Directors may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Board also may engage outside search firms to identify suitable candidates.
The Board of Directors may engage in any investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.
Stockholder Recommendations to the Board of Directors – Dell Technologies stockholders may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Board of Directors, c/o Board Liaison, Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682. If the appropriate information is provided in a timely manner, the Board generally will consider these candidates in substantially the same manner as it considers other Board candidates. Dell Technologies stockholders also may nominate director candidates by following the advance notice provisions of the Dell Technologies bylaws, as described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Proposals for Consideration at Next Year’s Annual Meeting – Bylaw Provisions.”
Stockholder Nominations – Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures described in the Dell Technologies bylaws. Those procedures are described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Proposals for Consideration at Next Year’s Annual Meeting – Bylaw Provisions.”
Re-Election of Existing Directors – In considering whether to recommend directors who are eligible to stand for re-election, the Board of Directors may consider a variety of factors, including a director’s past contributions to the Board and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation, the independence of the director and the nature and extent of the director’s activities on behalf of companies other than Dell Technologies. No candidate will be nominated for election to the Board if the candidate’s service for the new term would begin after the candidate’s 72nd birthday.

Stockholder Proposals for Next Year’s Annual Meeting

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2021 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8.
Further, in accordance with the Dell Technologies bylaws, nominations of persons for election to the Board or other stockholder proposals will be eligible for consideration at the 2021 annual meeting without inclusion in the proxy materials.
Inclusion in Next Year’s Proxy Statement – A stockholder who wishes to present a proposal (other than a nomination of persons for election to the Board) for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on January 26, 2021. Submissions must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.
Proposals for Consideration at Next Year’s Annual Meeting –

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Bylaw Provisions – In accordance with the Dell Technologies bylaws, a stockholder who desires to present a nomination of persons for election to the Board or other proposal for consideration at next year’s annual meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no earlier than March 1, 2021 and no later than the close of business on March 31, 2021 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Dell Technologies’ stock transfer records), the number of Dell Technologies shares beneficially owned by the stockholder, and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. For information about these requirements, you should refer to our bylaws, which we have filed with the SEC. Proposals must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary.
The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

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Voting by Company’s Proxy Holders on Proposals Presented at Meeting – For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires Dell Technologies’ directors, specified officers and persons who beneficially own more than 10% of a registered class of Dell Technologies’ common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of Dell Technologies. Except as stated below, based solely on a review of Section 16(a) reports filed electronically with the SEC during or with respect to Fiscal 2020, or written representations that no other reports were required, Dell Technologies believes that Dell Technologies’ Section 16(a) reporting persons complied with all applicable filing requirements during Fiscal 2020. Two required reports with respect to two transactions during Fiscal 2020 were not filed on a timely basis by Allison Dew, an executive officer. Each such report was required to report an award of compensatory restricted stock units to Ms. Dew’s spouse, a Dell Technologies employee. Such transactions were reported on a Form 5 filed with respect to Fiscal 2020.
Certain Relationships and Related Transactions
Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee, in accordance with its charter and with a written policy adopted by the Board of Directors as of September 7, 2016, is charged with the responsibility to review and approve or ratify any transactions with related persons. Under our policy, a related person transaction is any transaction, arrangement or relationship (1) in an amount exceeding $120,000 in which Dell Technologies or any of its subsidiaries is a participant and in which a related person has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and (2) that would be required to be disclosed by Dell Technologies in its SEC filings under Item 404. For purposes of the policy, a related person is a director (including a director nominee) or executive officer of Dell Technologies, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.
In determining whether to approve a related person transaction, the Audit Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•	whether the terms are fair to Dell Technologies or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•	whether there are business reasons for Dell Technologies or its subsidiary to enter into the transaction;

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whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director under NYSE and SEC standards or, to the extent applicable, the director’s status as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act; and

•	whether the transaction would present an improper conflict of interest for any director or executive officer.

Related persons referred to in the following description of certain relationships and transactions include Michael S. Dell, the MD stockholders (as defined in Annex A to this proxy statement), the SLP stockholders (as defined in Annex A to this proxy statement) and entities affiliated with Carl C. Icahn, or the Icahn Stockholders, entities affiliated with Temasek Holdings (Private) Limited, or the Temasek Entities, Dodge & Cox, entities affiliated with GIC Private Limited, or the GIC Entities, and The Vanguard Group on the basis of their beneficial ownership of more than 5% of a class of our outstanding common stock during Fiscal 2020. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of May 4, 2020 (except as otherwise indicated). Mr. Dell also serves as the Chairman and Chief Executive Officer of Dell Technologies. As of May 4, 2020, the Icahn Stockholders, the Temasek Entities and The Vanguard Group have ceased to be beneficial owners of more than 5% of a class of our outstanding common stock.
Unless the context indicates otherwise, reference in this section to “we,” “us,” “our,” the “Company” and “Dell Technologies” means Dell Technologies Inc. and its consolidated subsidiaries.

Transactions with Michael S. Dell and Other Related Persons
Under a long-standing Dell Technologies policy, Mr. Dell is required to fly privately when traveling. Mr. Dell owns a private aircraft through a wholly-owned limited liability company. For Mr. Dell’s business flights, Dell Technologies leases the plane from the limited liability company and engages a third-party flight services company to act as its agent in operating the aircraft, providing flight personnel and performing other services. Dell Technologies pays the flight services company a fee attributable to Mr. Dell’s business travel on the aircraft and also pays monthly rent to the limited liability company that owns the aircraft. During Fiscal 2020, Dell Technologies paid approximately $2.3 million for Mr. Dell’s business travel through these arrangements. Mr. Dell directly pays all of the costs of operating the aircraft for all personal flights.
Mr. Dell reimburses Dell Technologies for costs related to his or his family’s personal security protection. Reimbursements for this purpose in Fiscal 2020 totaled approximately $1.7 million.
Entities affiliated with MSD Capital, L.P., the investment firm that exclusively manages the capital of Mr. Dell and his family, including portfolio companies of MSD Capital, L.P. or its affiliates, the Michael & Susan Dell Foundation and other entities affiliated with Mr. Dell purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $5.0 million for services and products in Fiscal 2020.
Entities affiliated with Silver Lake, including portfolio companies of the SLP stockholders or their affiliates, purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $12.0 million for services and products in Fiscal 2020. In addition, in Fiscal 2020, Dell Technologies paid these entities a total of approximately $1.1 million in connection with the purchase of products and services in the ordinary course of business and the reimbursement of expenses under the SLP Stockholders Agreement, as described below.
Entities affiliated with the Icahn Stockholders purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $2.5 million for services and products in Fiscal 2020.
Dell Technologies paid entities affiliated with the Temasek Entities approximately $0.38 million in connection with the purchase of products and services in the ordinary course of business in Fiscal 2020.
The Vanguard Group purchases services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. The Vanguard Group paid Dell Technologies approximately $7.5 million for services and products in Fiscal 2020.
Dodge & Cox purchases services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. Dodge & Cox paid Dell Technologies approximately $0.96 million for services and products in Fiscal 2020.
The GIC Entities purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $0.67 million for services and products in Fiscal 2020.
Relationships and Transactions Under Stockholder Agreements and Arrangements
In connection with the Company’s Class V transaction, which was completed on December 28, 2018, the Company entered into new stockholders agreements and amended and restated some existing stockholders agreements and other arrangements with the MD stockholders, the SLP stockholders, the MSD Partners stockholders, Venezio Investments Pte. Ltd., an affiliate of Temasek Holdings (Private) Limited, referred to as Temasek, and the Company’s executive officers, among others. For more information about the Class V transaction, see “Proposal 1 – Election of Directors – Class C Vote for Group IV Director.”

MD Stockholders Agreement; SLP Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into the MD Stockholders Agreement and the SLP Stockholders Agreement described under “Proposal 1 – Election of Directors – Stockholder Arrangements.” The MD stockholders are parties to the SLP Stockholders Agreement solely with respect to the specified provisions relating to the tag-along rights described below, certain representations, and provisions relating to certain tax matters. The Sponsor Stockholders Agreements contain provisions relating to rights, obligations and agreements of the parties as the owners of Dell Technologies common stock, including provisions relating to the composition of the Board of Directors and its committees and provisions relating to transfers of Dell Technologies securities.
Under the Sponsor Stockholders Agreements, as described under “Proposal 1 – Election of Directors – Stockholder Arrangements,” each of the MD stockholders and the SLP stockholders have specified rights to nominate directors, to have their nominees serve on Board committees and have specified obligations to vote for director nominees.
The SLP Stockholders Agreement permits the SLP stockholders to terminate certain governance-related provisions of the agreement, including the director nomination and support obligations, in their sole discretion at any time at which they beneficially own less than 5% of the issued and outstanding shares of Class C common stock (after giving effect to the conversion of all shares of common stock owned by the SLP stockholders into Class C common stock). The MD Stockholders Agreement permits the MD stockholders to terminate the agreement if the SLP Stockholders Agreement is terminated. The MD Stockholders Agreement also provides that any termination, amendment or waiver of certain of Dell Technologies’ rights under the agreement will require the consent of each Group I director.
Under the Sponsor Stockholders Agreements, the MD stockholders and the SLP stockholders are subject to provisions that, with specific exceptions, restrict the sale or other transfer of “DTI securities,” which consist of outstanding shares of the Class A common stock, Class B common stock, Class C common stock and (if and when issued) Class D common stock, any equity or debt securities of Dell Technologies exercisable or exchangeable for, or convertible into, our common stock, or any option, warrant or other right to acquire any of our common stock or such equity or debt securities.
Under the SLP Stockholders Agreement, if the MD stockholders propose to (1) transfer all or a portion of their DTI securities equal to 10% or more of the then-outstanding common stock to any person (other than their permitted transferees) or (2) enter into a sale or business combination transaction with any person not affiliated with the MD stockholders or Dell Technologies involving the transfer of a majority of the fully-diluted common stock or of the aggregate voting power of the common stock or substantially all of the assets of Dell Technologies and its subsidiaries (subject to specified qualifications and exceptions), the SLP stockholders may exercise tag-along rights to sell their DTI securities on the same terms, conditions and price as the MD stockholders, subject to certain limitations. The tag-along rights will expire on the earlier to occur of (a) 18 months after the completion of the Class V transaction and (b) such date as the MD stockholders no longer beneficially own common stock representing a majority of the common stock beneficially owned by them immediately following the closing of Dell Inc.’s going-private transaction on October 29, 2013.
The Sponsor Stockholders Agreements provide for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of (1) MSD Partners L.P. or its affiliates or other MSD Partners stockholders (other than Michael Dell for so long as he is an executive officer of Dell Technologies or any specified subsidiary), under the MD Stockholders Agreement, or (2) Silver Lake Management Company III, L.L.C., Silver Lake Management Company IV, L.L.C. and their respective affiliated management companies and investment vehicles, or the SLP stockholders, under the SLP Stockholders Agreement. Further, Dell Technologies has agreed, subject to certain exceptions, to indemnify the MD stockholders and specified affiliated persons under the MD Stockholders Agreement and the SLP stockholders and specified affiliated persons under the SLP Stockholders Agreement from certain losses arising out of the indemnified persons’ investment in, or actual, alleged or deemed control of or ability to influence, Dell Technologies.

Under the MD Stockholders Agreement, Dell Inc. is obligated to pay directly or reimburse the ongoing reasonable out‑of‑pocket costs and expenses incurred by the MD stockholders in connection with their investment in the Company, including fees, expenses and reasonable out‑of‑pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the MD stockholders or any of their affiliates.
Under the SLP Stockholders Agreement, Dell Inc. is obligated to pay directly or reimburse (1) the ongoing reasonable out‑of‑pocket costs and expenses incurred by the SLP stockholders in connection with their investment in the Company, including fees, expenses and reasonable out‑of‑pocket disbursements of independent accountants, outside legal counsel, consultants and other independent professionals and organizations and other services retained by the SLP stockholders or any of their affiliates, (2) the reasonable out‑of‑pocket costs and expenses of the SLP stockholders or their affiliates for their “value creation” personnel and/or employees, to the extent that the Company has requested such personnel and/or employees to provide such services to the Company, and (3) the costs and expenses for such “value creation” personnel and/or employees.
MSD Partners Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into a stockholders agreement with the MSD Partners stockholders (as defined in Annex A to this proxy statement), referred to as the MSD Partners Stockholders Agreement. The MSD Partners Stockholders Agreement contained provisions relating to rights, obligations and agreements of the MSD Partners stockholders as the owners of the common stock, including provisions relating to the election of directors described above and provisions relating to transfers of DTI securities.
The MSD Partners Stockholders Agreement provided that the MSD Partners stockholders were subject to provisions restricting their transfer of DTI securities, subject to limited exceptions, for 180 days following the completion of the Class V transaction. In addition, the MSD Partners Stockholders Agreement granted the MSD Partners stockholders tag-along rights with respect to a transfer of DTI securities by the MD stockholders substantially similar to those granted to the SLP stockholders under the SLP Stockholders Agreement, as described above under “– MD Stockholders Agreement; SLP Stockholders Agreement.” The MD stockholders were parties to the MSD Partners Stockholders Agreement solely with respect to those provisions related to the MSD Partners stockholders’ tag-along rights.

The MSD Partners Stockholders Agreement provided for a renunciation of corporate opportunities presented to any director or officer of Dell Technologies or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of the MSD Partners stockholders, unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of Dell Technologies or any of its subsidiaries. Further, Dell Technologies agreed, subject to certain exceptions, to indemnify the MSD Partners stockholders and specified affiliated persons from certain losses arising out of the indemnified persons’ investment in, or actual, alleged or deemed control of or ability to influence, Dell Technologies.
The MSD Partners Stockholders Agreement provided that the agreement was to terminate on, among the occurrence of other events, the earlier of the date on which the MSD Partners stockholders beneficially own less than 1% of Dell Technologies’ issued and outstanding shares of common stock or the termination of the Sponsor Stockholders Agreements. On February 13, 2020, the MSD Partners stockholders filed Amendment No. 1 to Schedule 13G with the SEC, in which the MSD Partners stockholders reported that, as of December 31, 2019, they no longer beneficially owned any shares of our Class C common stock (including any shares of Class A common stock convertible into shares of Class C common stock). Accordingly, the MSD Partners Stockholders Agreement has terminated in accordance with its terms.

Amended Registration Rights Agreement – Before the Class V transaction, Dell Technologies was a party to an Amended and Restated Registration Rights Agreement, dated as of September 7, 2016, with the MD stockholders, the MSD Partners stockholders, the SLP stockholders, Temasek and the management stockholders party thereto, referred to as the Registration Rights Agreement. The Registration Rights Agreement provided that the stockholder parties thereto, their affiliates and certain of their transferees had the right, under certain circumstances and subject to certain restrictions, to require Dell Technologies to register for resale the shares of the Class C common stock

(including shares of Class C common stock issuable upon any conversion of the Class A common stock, the Class B common stock and the Class D common stock) to be sold by them. The Registration Rights Agreement required that, if requested by the managing underwriter or underwriters in an underwritten offering, each of Dell Technologies and each stockholder party thereto would agree, and Dell Technologies would cause its executive officers to agree, during the period beginning seven days before the effective date of Dell Technologies’ registration statement filed in connection with an IPO (as defined in the agreement), and ending 180 days thereafter, not to offer, sell, pledge, transfer, loan, grant any option to purchase or short sell, or otherwise dispose of, any securities of Dell Technologies or securities convertible or exchangeable into such securities.

Effective as of December 25, 2018, Dell Technologies entered into a Second Amended and Restated Registration Rights Agreement with the MD stockholders, the MSD Partners stockholders, the SLP stockholders, Temasek and the management stockholders parties thereto, referred to as the Amended Registration Rights Agreement, which amended and restated the Registration Rights Agreement. Under the Amended Registration Rights Agreement, the completion of the Class V transaction is treated as an IPO for which a lock-up of securities is requested or required. As a result, the parties thereto were subject to the transfer restrictions described in the preceding paragraph for 180 days following the completion of the Class V transaction, subject to the exceptions set forth in the Amended Registration Rights Agreement. Effective as of May 27, 2019, Dell Technologies and the parties to the Amended Registration Rights Agreement entered into an amendment to the Amended Registration Rights Agreement that extended to April 15, 2020 the deadline by which Dell Technologies is required, under certain circumstances and subject to certain restrictions, to register for resale the shares of the Class C common stock (including shares of Class C common stock issuable upon any conversion of the Class A common stock, the Class B common stock and the Class D common stock) held by specified stockholder parties. Effective as of April 15, 2020, Dell Technologies and the parties to the Amended Registration Rights Agreement entered into a further amendment to the Amended Registration Rights Agreement that extended such deadline to September 15, 2020.

Amended Management Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into a Second Amended and Restated Management Stockholders Agreement, referred to as the Amended Management Stockholders Agreement, with the MD stockholders, the SLP stockholders and the management stockholders parties thereto, which amended and restated the Amended and Restated Management Stockholders Agreement, dated as of September 7, 2016, by and among the Company, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and the management stockholders, referred to as the Management Stockholders Agreement.
Under the Amended Management Stockholders Agreement, the transfer restrictions applicable to the management stockholders under the Management Stockholders Agreement were amended to enable such parties, following the 180-day period after the completion of the Class V transaction, to sell shares of common stock, subject to certain volume limitations. Such transfer restrictions, along with the specified sale (put) rights, will terminate after 18 months following the end of the lock-up period or earlier upon consummation of any underwritten registered offering of shares of Class C common stock (subject to any applicable underwriter lock-up). Equity awards granted after the completion of the Class V transaction are not subject to such transfer restrictions, but rather to the terms of such awards.
Amended Class C Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into an Amended and Restated Class C Stockholders Agreement with the MD stockholders, the SLP stockholders and Temasek, referred to as the Amended Class C Stockholders Agreement, which amended and restated the Class C Stockholders Agreement, dated as of September 7, 2016, among the Company, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and Temasek, referred to as the Class C Stockholders Agreement.
Under the Amended Class C Stockholders Agreement, the Existing Class C Stockholders’ tag-along rights with respect to a transfer of DTI securities by the MD stockholders are specified to survive for up to 18 months following the completion of the Class V transaction, solely in respect of a transfer of DTI securities by the MD stockholders equal to 10% or more of the then-outstanding common stock. Further, the Existing Class C Stockholders were subject to provisions restricting the transfer of DTI securities held by them, subject to certain exceptions, for 180 days following the completion of the Class V transaction. Although the Class C Stockholders Agreement would not have prohibited Temasek from making transfers of Class C common stock in accordance with the terms and conditions of the agreement after October 29, 2018, subject to the MD stockholders’ right of first offer before the end of the lock-up period, the Amended Class C Stockholders Agreement prohibited Temasek from making transfers of Class C common stock during the full 180-day lock-up period following the completion of the Class V transaction and eliminated the MD stockholders’ right of first offer. During such 180-day period, any waiver of such transfer restrictions would have required the consent of Dell Technologies, with the approval of the Special Committee of the Board of Directors formed to evaluate the Class V transaction and other potential alternatives solely on behalf of, and solely in the interests of, the holders of Class V common stock, which we refer to as the Special Committee.
Amended Class A Stockholders Agreement – Effective as of December 25, 2018, Dell Technologies entered into a Second Amended and Restated Class A Stockholders Agreement, referred to as the Amended Class A Stockholders Agreement, with the MD stockholders, the SLP stockholders and certain holders of Class A common stock, referred to as the New Class A Stockholders, representing less than 1% of the outstanding common stock, which amended and restated the First Amended and Restated Class A Stockholders Agreement, dated as of September 7, 2016, among Dell Technologies, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and the New Class A Stockholders, referred to as the Class A Stockholders Agreement. The Class A Stockholders Agreement provided for certain transfer restrictions and other rights and obligations of the New Class A Stockholders with respect to the DTI securities held by them.
The Amended Class A Stockholders Agreement terminated the tag-along and drag-along provisions of the Class A Stockholders Agreement and terminated substantive restrictions on transfers of DTI securities by the New Class A Stockholders under that agreement following the 180-day period after the completion of the Class V transaction. During such 180-day period, any waiver of such transfer restrictions would have required the consent of Dell Technologies, with the approval of the Special Committee.
Code of Ethics for Senior Financial Officers

Dell Technologies maintains a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer and is available on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section. The Code of Ethics for Senior Financial Officers, which satisfies the requirements of a “code of ethics” under SEC rules, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer are also required to comply with our Code of Conduct, as described below. We will post any waivers of, or amendments to, the Code of Ethics for Senior Financial Officers on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section in the circumstances and within the time period required under SEC rules.
In addition, Dell Technologies maintains a Code of Conduct that is applicable to all of our employees and officers worldwide and to our Board of Directors. A copy of the Code of Conduct is available on our website at http://investors.delltechnologies.com under the Governance & Leadership – Governance Documents section.
Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and annual report on Form 10-K for Fiscal 2020 or Notice of Internet Availability of Proxy for this annual meeting is being sent to stockholders who share the same last name and address, unless they have notified Dell Technologies that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.

If you received a “householded” mailing this year and would like to receive a separate copy of the proxy materials, Dell Technologies will deliver a copy promptly upon your request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

You also may download a copy of any of these materials at http://investors.delltechnologies.com under the News & Events – Upcoming Events section.
To opt out of householding for future distributions of proxy materials, you may notify Dell Technologies using the contacts for the Investor Relations department described above.
If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Dell Technologies of your preference using the contacts for the Investor Relations department provided above.
Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Dell Technologies stock at two different brokerage firms, your household will receive two copies of the annual meeting materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.
Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our annual report on Form 10-K for Fiscal 2020, which is our annual report to stockholders for the fiscal year. The Form 10-K report is available at http://investors.delltechnologies.com under the Financials – SEC Filings section and at the website maintained by the SEC at www.sec.gov. You may obtain free of charge a printed version of the Form 10-K report, without exhibits, upon request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Dell Technologies under the Exchange Act or the Securities Act of 1933, the sections of this proxy statement entitled “Compensation Committee Report” and “Report of the Audit Committee,” to the extent permitted by the rules of the SEC, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Dell Technologies website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

 Annex A
Selected Definitions
A reference in this proxy statement to:

•	“Dell Technologies Certificate” means the Fifth Amended and Restated Certificate of Incorporation of Dell Technologies.

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“MD stockholders” means Michael S. Dell and Susan Lieberman Dell Separate Property Trust and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

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“MSD Partners stockholders” means MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, and any person to which either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

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“SLP stockholders” means Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, and any person to which any of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

A-1

Annex B
Reconciliation of Non-GAAP Financial Measures
for the Fiscal Year Ended January 31, 2020
(in billions)

Fiscal Year Ended January 31, 2020
Net revenue	$92.2
Non-GAAP adjustments:
Impact of purchase accounting (a)	0.3
Non-GAAP net revenue	$92.5

Operating income	$2.6
Non-GAAP adjustments:
Amortization of intangibles	4.4
Impact of purchase accounting (a)	0.4
Transaction-related expenses (b)	0.3
Stock-based compensation expense	1.3
Other corporate expenses (c)	1.1
Non-GAAP operating income	$10.1

Net income	$5.5
Non-GAAP adjustments:
Amortization of intangibles	4.4
Impact of purchase accounting (a)	0.4
Transaction-related expenses (b)	0.3
Stock-based compensation expense	1.3
Other corporate expense (c)	1.1
Fair value adjustments on equity investments	(0.2)
Aggregate adjustment for income taxes	(6.7)
Non-GAAP net income	$6.1
__________

(a)	Impact of purchase accounting includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction.

(b)	Transaction-related expenses consist of acquisition, integration, and divestiture related costs.

(c)	Other corporate expenses consist of impairment charges, severance, facility action, and other costs.

B-1

Annex B
Reconciliation of Non-GAAP Financial Measures
for the Fiscal Year Ended January 31, 2020
(in billions, except per share amounts and shares outstanding)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$5.5	4.4	0.4	0.3	1.3	1.1	(0.2)	(6.7)	$6.1
Less: Net income attributable to non-controlling interests (a)	0.9	0.3	0.0	0.1	0.2	0.0	0.0	(1.0)	0.5
Net income attributable to Dell Technologies Inc. - basic	4.6	4.1	0.4	0.2	1.1	1.1	(0.2)	(5.7)	5.6
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(0.1)								(0.1)
Net income attributable to Dell Technologies Inc. - diluted	$4.5								$5.5

Earnings per share - basic	$6.38								$7.67
Earnings per share - diluted	$6.03								$7.35

Weighted-average shares outstanding - basic (in millions)	724								724
Weighted average shares outstanding - diluted (in millions)	751								751
__________

(a)
Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc., Pivotal Software, Inc., and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.

(b)
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

B-2

May 2020
Dear stockholders, customers, partners and friends,
As I pause to look back on our Fiscal 2020 performance, I can’t help but think about the current environment in which this letter finds us all. The human toll of the COVID-19 virus and the devastating job loss is heart wrenching. The full impact of the virus is still uncertain, but already the effects have been felt by almost every person, family and community.
Dell Technologies’ Role in Today’s World
At Dell Technologies, we moved quickly with global travel and work-from-home policies to protect the health and safety of our stakeholders, and to manage the impact on our own business and supply chain operations. I’m proud of the way our team quickly adapted to new ways of working while simultaneously helping our customers and partners continue to deliver vital goods and services.
Whether enabling a remote workforce, ensuring business continuity, powering the technology for infectious disease prevention and control, or providing simple, human advice, support and friendship - we have strived to help our customers solve a broad array of issues. This includes leveraging the strength of our global operations to fulfill orders as quickly as possible. We’re demonstrating the flexibility and agility of our supply chain, exploring all sourcing, production and logistics strategies to best meet our customers’ needs.

Amid these unique and challenging times, there is also an inspiring story emerging, centered around the determination and ingenuity of the incredible number of businesses that have been able to stay up and running. At Dell Technologies, we are grateful to have a central role to play for our society, including delivering the products and services that businesses and individuals across the world need now more than ever.
We have seen that innovation, creativity and passion are still alive and well across the globe. One of our public-sector customers enabled 10,000 of their employees to work-from-home in just two weeks, allowing critical services to continue. We’ve seen medical researchers living in small apartments that are now analyzing important data from home. And a French healthcare company is connecting remote teams to produce and deliver life-saving ventilators and respiratory devices. Schools are redefining the classroom, and grocery store chains have restructured their workflow to keep their pharmacy and checkouts open.
When leading through a crisis, there are three over-arching priorities. First, ensure the safety and well-being of your team members and their families, and then provide them with the tools they need to be productive in their new living and working environment. Second, look after your customers by providing solutions to support them and help them to adapt and thrive, or simply be a friendly ear in a tough time. Customers will remember that you were there for them. And third, protect the strength of your company as we weather the storm and focus on emerging even stronger.

As I reflect on our primary focus areas in these last several weeks, I am confident, and extremely pleased, that we have been able to accomplish all three. I could not be prouder of our more than 160,000 team members who have collectively adapted, risen to this occasion and been there for our customers. Our team inspires me, and I am honored to lead this company.
Fiscal 2020 Year in Review
In Fiscal 2020, we delivered record revenue of $92 billion, driven by growth in client solutions and VMware. We continued to gain share, while also maintaining strong profitability. At the same time, we made significant progress on deleveraging our business. We paid down $5 billion of gross debt and remain committed to achieving an investment grade rating.
Despite the economic challenges that we and other businesses across the world have recently faced due to the COVID-19 pandemic, we entered this period on a strong financial footing given the strength of our Fiscal 2020 performance. We head into Fiscal 2021 focused on long-term value creation and remain well positioned to continue to perform. We have taken steps to prepare our business for the current environment with the ability to adjust as needed based on market conditions.
We are focused on delivering value to all our stakeholders, and we will do it in the right way – with a continued commitment to our team members, customers and partners, our local communities and the global society that we all share. Our new 2030 Progress Made Real plan unveiled last year sets several moonshot yet viable goals that are comprehensive, deeply engrained in the business and designed to enhance Dell Technologies’ strategy and support its purpose to advance human progress. It’s when we create sustainable value across these dimensions that we also create long-term equity appreciation.
In the current environment, we have seen technology become the infrastructure of our world – the airports, highways, convention centers and meeting rooms. Our opportunity to make a positive impact has never been greater. As we look to the recovery and beyond, we are excited to rebuild, reinvigorate and reimagine our economy.
Let’s use the opportunity to embrace where we know we can go together.

Michael S. Dell
Chairman of the Board and Chief Executive Officer

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DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

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DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:		☐	☐	☐
1. Election of Group I Directors
Nominees:
01) Michael S. Dell 02) David W. Dorman 03) Egon Durban	04) William D. Green 05) Simon Patterson 06) Lynn M. Vojvodich
The Board of Directors recommends that you vote FOR Proposals 2 and 3:						For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 29, 2021						☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

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D09549-Z76826

CLASS A COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 29, 2020, 10:00 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg, Robert Potts and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 29, 2020 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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(Continued and to be marked, dated and signed, on the reverse side)

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ATTEND THE MEETING AND VOTE BY INTERNET
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DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

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D09550-Z76826	KEEP THIS PORTION FOR YOUR RECORDS
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DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:		☐	☐	☐
1. Election of Group I Directors
Nominees:
01) Michael S. Dell 02) David W. Dorman 03) Egon Durban	04) William D. Green 05) Simon Patterson 06) Lynn M. Vojvodich
The Board of Directors recommends that you vote FOR Proposals 2 and 3:						For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 29, 2021						☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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are available at www.proxyvote.com.

D09551-Z76826

CLASS B COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 29, 2020, 10:00 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg, Robert Potts and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 29, 2020 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 28, 2020. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DELL2020

You may attend the Meeting on Monday, June 29, 2020, at 10:00 a.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DELL2020 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
D09552-P39010	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees and the Group IV nominee listed under Proposal 1:		☐	☐	☐
1. Election of Group I Directors
Nominees:
01) Michael S. Dell 02) David W. Dorman 03) Egon Durban	04) William D. Green 05) Simon Patterson 06) Lynn M. Vojvodich
Election of Group IV Director
Nominee:
07) Ellen J. Kullman
The Board of Directors recommends that you vote FOR Proposals 2 and 3:						For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending January 29, 2021						☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

D09553-P39010

CLASS C COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 29, 2020, 10:00 a.m. Central Time To be held at www.virtualshareholdermeeting.com/DELL2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg, Robert Potts and James Williamson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class C Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 29, 2020 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES AND THE GROUP IV NOMINEE UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)